Registration No. 33-02769
                                              File No. 811-4563

                                    SECURITIES AND EXCHANGE COMMISSION
                                          WASHINGTON, D.C. 20549

                                                 FORM N-14


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            / X /



        PRE-EFFECTIVE AMENDMENT NO.                              /   /



        POST-EFFECTIVE AMENDMENT NO. 1                          / X /


                                 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND
                            (Exact Name of Registrant as Specified in Charter)


                             3410 South Galena Street, Denver, Colorado 80231
                                 (Address of Principal Executive Offices)


                                               212-323-0200
                                      (Registrant's Telephone Number)


                                          Andrew J. Donohue, Esq.
                                Executive Vice President & General Counsel
                                    Oppenheimer Management Corporation
                           Two World Trade Center, New York, New York 10048-0203
                                        (212) 323-0256
                                  (Name and Address of Agent for Service)


As soon as practicable after the Registration Statement becomes effective. (Approximate Date of Proposed Public Offering)


It is proposed that this filing will become effective on July 17, 1995, pursuant to Rule 488.

No filing fee is due because the Registrant has previously registered an indefinite number of shares under Rule 24f-2; a Rule 24f-2 notice for the year ended September 30, 1994 was filed on November 29, 1994.

                                    CONTENTS OF REGISTRATION STATEMENT



This Registration Statement contains the following pages and documents:

Front Cover
Contents Page
Cross-Reference Sheet


Part A

Proxy Statement for Oppenheimer Strategic Short-Term Income Fund and
Prospectus for Oppenheimer Limited-Term Government Fund


Part B

Statement of Additional Information

Part C

Other Information
Signatures
Exhibits

                                                 FORM N-14
                                 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND
                                           Cross Reference Sheet
Part A of
Form N-14
Item No.       Proxy Statement and Prospectus Heading and/or Title of Document
- --------       ----------------------------------------------------------------
1       (a)    Cross Reference Sheet
        (b)    Front Cover Page
        (c)    *
2       (a)    *
        (b)    Table of Contents
3       (a)    Comparative Fee Table
        (b)    Synopsis
        (c)    Principal Risk Factors
4       (a)    Synopsis; Approval of the Reorganization; Comparison between the
               Fund and Strategic Income Fund; Method of Carrying Out the
               Reorganization; Miscellaneous Information
        (b)    Approval of the Reorganization - Capitalization Table
               (Unaudited)
5       (a)    Registrant's Prospectus; Additional Information
        (b)    *
        (c)    *
        (d)    *
        (e)    Comparison between Strategic Short-Term Income Fund and Limited-
               Term Government Fund
        (f)    Comparison between Strategic Short-Term Income Fund and Limited-
               Term Government Fund
6       (a)    Prospectus of Oppenheimer Strategic Short-Term Income Fund;
               Front Cover Page
        (b)    Comparison between Strategic Short-Term Income Fund and Limited-
               Term Government Fund
        (c)    *
        (d)    *
7       (a)    Introduction; Synopsis
        (b)    *
        (c)    Introduction; Approval of the Reorganization
8       (a)    Proxy Statement
        (b)    *
9              *

Part B of
Form N-14
Item No.       Statement of Additional Information Heading
- ---------      -------------------------------------------
10             Cover Page
11             Table of Contents
12      (a)    Oppenheimer Limited-Term Government Fund's Statement of
               Additional Information
        (b)    *
13      (a)    Oppenheimer Strategic Short-Term Income Fund's Statement of
               Additional Information
        (b)    *
    14         Registrant's Statement of Additional Information; Statement of
               Additional Information about Oppenheimer Strategic Short-Term
               Income Fund; Annual Report of Oppenheimer Strategic Short-Term
               Income Fund at 9/30/94; Semi-Annual Report of Oppenheimer
               Strategic Short-Term Income Fund at 3/31/95 (unaudited);
               Oppenheimer Limited-Term Government Fund Annual Report at
               9/30/94 and Semi-Annual Report of Oppenheimer Limited-Term
               Government Fund (unaudited) at 3/31/95


Part C of
Form N-14
Item No.       Other Information Heading
- ---------      -------------------------
15             Indemnification
16             Exhibits
17             Undertakings


_______________

* Not Applicable or negative answer

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the registrant                         / X /

Filed by a party other than the registrant      /   /

Check the appropriate box:
    /   /  Preliminary proxy statement

/ X /     Definitive proxy statement

/   /     Definitive additional materials

/   /     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

Oppenheimer Limited-Term Government Fund
- ------------------------------------------------------------------
(Name of Registrant as Specified in Its Charter)

Oppenheimer Strategic Short-Term Income Fund
- ------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
/   /     $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-
          6(j)(2).

/   /     $500 per each party to the controversy pursuant to Exchange Act
          Rule 14a-6(i)(3).

/   /     Fee Computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

(1)    Title of each class of securities to which transaction applies:
- ------------------------------------------------------------------
(2)    Aggregate number of securities to which transaction applies:
- ------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
- ------------------------------------------------------------------
(4)    Proposed maximum aggregate value of transaction:
- ------------------------------------------------------------------
/   /     Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
- ------------------------------------------------------------------
(1)    Amount previously paid:
- ------------------------------------------------------------------
(2)    Form, schedule or registration statement no.:
- ------------------------------------------------------------------
(3)    Filing Party:
- ------------------------------------------------------------------
(4)    Date Filed:

- -----------------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                                                   July 1995




Dear Oppenheimer Strategic Short-Term Income Fund Shareholder:

      One of the things we pride ourselves on at Oppenheimer Management Corporation is our commitment to searching for new investment opportunities for our shareholders. I am writing to you today to let you know about one of those opportunities -- a positive change that has been proposed for Oppenheimer Strategic Short-Term Income Fund.

      After careful consideration, the Board of Trustees agreed that it would be in the best interest of shareholders of Strategic Short-Term Income Fund to reorganize into another Oppenheimer fund, Oppenheimer Limited-Term Government Fund. A shareholder meeting has been scheduled in August, and all shareholders of record on June 2nd are being asked to vote either in person or by proxy. You will find a notice of the meeting, a ballot card, a proxy statement detailing the proposal, an Oppenheimer Limited-Term Government Fund prospectus and a postage-paid return envelope enclosed for your use.

Why does the Board of Trustees recommend this change?

      While both Strategic Short-Term Income Fund and Limited-Term Government Fund seek high current income with stability of principal by maintaining a relatively short-term portfolio maturity, the Investment Adviser believes that Limited-Term Government Fund's management approach can offer shareholders even better investment opportunities over the long term.

      Oppenheimer Limited-Term Government Fund's investment strategy has achieved high income for shareholders while helping protect the share value from significant price fluctuations due to changes in interest rates. For example, in 1994, one of the most challenging periods the bond markets have faced in more than six decades, Limited-Term Government Fund's Class A shares delivered an attractive, dependable level of income and a positive return at net asset value (assuming reinvestment of dividends and distributions).

      Another benefit for shareholders is the greater economies of scale
resulting from consolidation into a much larger fund.   By merging into
Limited-Term Government Fund --which now has approximately $366 million in assets -- former shareholders of Strategic Short-Term Income Fund may benefit from a lower expense ratio as costs are spread among a larger number of shareholders.

      How do you vote?

      No matter how large or small your investment, your vote is important, so please review the proxy statement carefully. To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today. Remember, it can be expensive for the Fund -
- - and ultimately for you as a shareholder -- to remail ballots if not enough responses are received to conduct the meeting.

      If you have any questions about the proposal, please feel free to contact your financial adviser, or call us at 1-800-525-7048.

      As always, we appreciate your confidence in OppenheimerFunds and look forward to serving you for many years to come.

                                        Sincerely,

                                        [JSF signature]

                               OPPENHEIMER STRATEGIC SHORT-TERM INCOME FUND
                             3410 South Galena Street, Denver, Colorado  80231
                                              1-800-525-7048

                                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                    TO BE HELD SEPTEMBER 20, 1995

To the Shareholders of Oppenheimer Strategic Short-Term Income Fund:

    Notice is hereby given that a Special Meeting of the Shareholders of Oppenheimer Strategic Short-Term Income Fund ("Strategic Short-Term Income Fund"), a registered management investment company, will be held at 3410 South Galena Street, Denver, Colorado 80231, at 10:00 A.M., Denver time, on September 20, 1995, or any adjournments thereof (the "Meeting"), for the following purposes:

1. To approve or disapprove an Agreement and Plan of Reorganization between Strategic Short-Term Income Fund and Oppenheimer Limited-Term Government Fund ("Limited-Term Government Fund"), and the transactions contemplated thereby, including the transfer of substantially all the assets of Strategic Short-Term Income Fund, in exchange for Class A and Class B shares of Limited-Term Government Fund, the distribution of such shares to the Class A and Class B shareholders of Strategic Short-Term Income Fund in complete liquidation of Strategic Short-Term Income Fund, the de-registration of Strategic Short-Term Income Fund as an investment company under the Investment Company Act of 1940, as amended, and the cancellation of the outstanding shares of Strategic Short-Term Income Fund (the "Proposal").

2. To act upon such other matters as may properly come before the Meeting.

Shareholders of record at the close of business on June 2, 1995 are entitled to notice of, and to vote at, the Meeting. The Proposal is more fully discussed in the Proxy Statement and Prospectus. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Strategic Short-Term Income Fund's Board of Trustees recommends a vote in favor of the Proposal. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,


George C. Bowen, Secretary


July 17, 1995
_______________________________________________________________________
Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

                                 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND
                             3410 South Galena Street, Denver, Colorado 80231
                                              1-800-525-7048

PROXY STATEMENT AND PROSPECTUS

This Proxy Statement of Strategic Short-Term Income Fund relating to the Reorganization Agreement and the transactions contemplated thereby (the "Reorganization") also constitutes a Prospectus of Limited-Term Government Fund included in a Registration Statement on Form N-14 filed by Limited-Term Government Fund with the Securities and Exchange Commission (the "SEC"). Such Registration Statement relates to the registration of shares of Limited-Term Government Fund to be offered to the shareholders of Strategic Short-Term Income Fund pursuant to the Reorganization Agreement. Strategic Short-Term Income Fund is located at 3410 South Galena Street, Denver, Colorado 80231 (telephone 1-800-525-7048).

    This Proxy Statement and Prospectus sets forth concisely information about Limited-Term Government Fund that shareholders of Strategic Short-Term Income Fund should know before voting on the Reorganization. A copy of the Prospectus for Limited-Term Government Fund, dated February 1, 1995, supplemented July 14, 1995, is enclosed, and is incorporated herein by reference. The following documents have been filed with the SEC and are available without charge upon written request to Oppenheimer Shareholder Services ("OSS"), the transfer and shareholder servicing agent for Limited-Term Government Fund and Strategic Short-Term Income Fund, at P.O. Box 5270, Denver, Colorado 80217, or by calling the toll-free number shown above: (i) a Prospectus for Strategic Short-Term Income Fund, dated January 27, 1995, supplemented July 14, 1995; (ii) a Statement of Additional Information about Strategic Short-Term Income Fund, dated January 27, 1995, supplemented July 14, 1995; and (iii) a Statement of Additional Information about Limited-Term Government Fund, dated February 1, 1995, supplemented July 14, 1995 (the "Limited-Term Government Fund Additional Statement"). The Limited-Term Government Fund Additional Statement, which is incorporated herein by reference, contains more detailed information about Limited-Term Government Fund and its management. A Statement of Additional Information relating to the Reorganization, dated July 17, 1995, has been filed with the SEC as part of the Limited-Term Government Fund Registration Statement on Form N-14 and is incorporated by reference herein, and is available by written request to OSS at the same address immediately above or by calling the toll-free number shown above.

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Proxy Statement and Prospectus is dated July 17, 1995.

                                             TABLE OF CONTENTS
                                      PROXY STATEMENT AND PROSPECTUS

                                                                  Page
Introduction
    General
    Record Date; Vote Required; Share Information
    Proxies
    Costs of the Solicitation and the Reorganization
Comparative Fee Table
Synopsis
    Parties to the Reorganization
    Shares to be Issued
    The Reorganization
    Reasons for the Reorganization
    Tax Consequences of the Reorganization
    Investment Objectives and Policies
    Investment Advisory and Distribution and Service Plan Fees Purchases, Exchanges and Redemptions
Principal Risk Factors
Approval of the Reorganization (The Proposal)
    Reasons for the Reorganization
    The Reorganization
    Tax Aspects of the Reorganization
    Capitalization Table (Unaudited)
Comparison Between Strategic Short-Term Income Fund and Limited-Term Government Fund
    Investment Objectives and Policies
    Permitted Investments by Strategic Short-Term Income Fund and
      Limited-Term Government Fund
    Additional Permitted Investments by Strategic Short-Term
      Income Fund
    Investment Restrictions
    Portfolio Turnover
    Description of Brokerage Practices
    Expense Ratios and Performance
    Shareholder Services
    Rights of Shareholders
    Management and Distribution Arrangements
    Purchase of Additional Shares
Method of Carrying Out the Reorganization
Miscellaneous
    Additional Information
    Financial Information
    Public Information
Other Business
    Annex A - Agreement and Plan of Reorganization,
by and between Oppenheimer Strategic
Short-Term Income Fund and Oppenheimer Limited-Term
Government Fund                                                   A-1

                               OPPENHEIMER STRATEGIC SHORT-TERM INCOME FUND
                             3410 South Galena Street, Denver, Colorado 80231
                                              1-800-525-7048

                                      PROXY STATEMENT AND PROSPECTUS

                                      Special Meeting of Shareholders
                                       to be held September 20, 1995


                                               INTRODUCTION

General

    This Proxy Statement and Prospectus is being furnished to the shareholders of Oppenheimer Strategic Short-Term Income Fund ("Strategic Short-Term Income Fund"), a registered management investment company, in connection with the solicitation by the Board of Trustees (the "Board") of proxies to be used at the Special Meeting of Shareholders of Strategic Short-Term Income Fund to be held at 3410 South Galena Street, Denver, Colorado 80231, at 10:00 A.M., Denver time, on September 20, 1995, or any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and Prospectus will commence on or about August 14, 1995.

At the Meeting, shareholders of Strategic Short-Term Income Fund will be asked to approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") between Strategic Short-Term Income Fund and Oppenheimer Limited-Term Government Fund ("Limited-Term Government Fund"), and the transactions contemplated thereby (the "Reorganization"), including the transfer of substantially all the assets of Strategic Short-Term Income Fund, in exchange for Class A and Class B shares of Limited-Term Government Fund, the distribution of such shares to the shareholders of Strategic Short-Term Income Fund in complete liquidation of Strategic Short-Term Income Fund, the de-registration of Strategic Short-Term Income Fund as an investment company, under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the cancellation of the outstanding shares of Strategic Short-Term Income Fund. Limited-Term Government Fund currently offers Class A shares with a sales charge imposed at the time of purchase and Class B and Class C shares without an initial sales charge. There is no initial sales charge on purchases of Class B or Class C shares, however a contingent deferred sales charge may be imposed, depending on when the shares are sold. The Class A and Class B shares issued pursuant to the Reorganization will be issued at net asset value without a sales charge and without the imposition of the contingent deferred sales charge. Additional information with respect to these charges by Limited-Term Government Fund is set forth herein, in the Prospectus of Limited-Term Government Fund accompanying this Proxy Statement and Prospectus and in the Limited-Term Government Fund Additional Statement which is incorporated herein by reference.

Record Date; Vote Required; Share Information

The Board has fixed the close of business on June 2, 1995 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting. An affirmative vote of the holders of a majority of the outstanding voting securities of all of the Class A and Class B shares in the aggregate of Strategic Short-Term Income Fund is required to approve the Reorganization. That level of vote is defined in the Investment Company Act of 1940 as the vote of the holders of the lesser of: (i) 67% or more of the voting securities present or represented by proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities.
Each shareholder will be entitled to one vote for each share and a fractional vote for each fractional share held of record at the close of business on the Record Date. Only shareholders of Strategic Short-Term Income Fund will vote on the Reorganization. The vote of shareholders of Limited-Term Government Fund is not being solicited.

    At the close of business on the Record Date, there were approximately 4,369,138.369 Class A shares and 1,845,278.468 Class B shares of Strategic Short-Term Income Fund issued and outstanding. With respect to Limited-Term Government Fund there were 33,825,634.953 shares of Limited-Term Government Fund issued and outstanding, consisting of: 26,401,139.049 Class A shares, 7,151,722.034 Class B shares and 272,773.870 Class C shares. The presence in person or by proxy of the holders of a majority of the outstanding shares of Strategic Short-Term Income Fund constitutes a quorum for the transaction of business at the Meeting. To the knowledge of Strategic Short-Term Income Fund, as of the Record Date, no person owned of record or beneficially 5% or more of its outstanding shares except for Oppenheimer Funds Distributor, Inc. (the "Distributor"), P.O. Box 5061, Denver, Colorado 80217-5061, which owned of record 505,050.505 Class A shares (11.55% of the outstanding Class A shares of Strategic Short-Term Income Fund as of such date which represented 8.13% of Strategic Short-Term Income Fund) and Smith Barney Shearson, 388 Greenwich Street, New York, New York 10013, which owned of record 109,802.010 Class B shares of Strategic Short-Term Income Fund (5.95% of the outstanding Class B shares of Strategic Short-Term Income Fund as of such date which represented less than 5% of Strategic Short-Term Income Fund). The Distributor, a subsidiary of the Manager, has informed Strategic Short-Term Income Fund that it will vote its shares of Strategic Short-Term Income Fund in the same proportion as shares are voted by other shareholders. To the knowledge of Limited-Term Government Fund, as of the Record Date, no person owned of record or beneficially owned 5% or more of its outstanding shares except for the following: Charles R. Player, Jr., TR T. Tankersley Wolfe Chas. Rem. Unit Trust For Lives of Donor & Steven John Wolfe UA Dec. 22 1994, P.O. Box 401, Bainesville, Maryland 20838-0401, who owned of record 19,210.889 shares of Class A (7.04% of the outstanding Class A shares of Limited-Term Government Fund as of such date which represented 5.67% of Limited-Term Government Fund), Vonda A. Webb, 208 Pine Ridge Road, Jackson, Mississippi 39206, who owned of record 17,691.588 shares of Class A (6.48% of the outstanding Class A shares of Limited-Term Government Fund as of such date which represented 5.23% of the Fund) and David B. Jones, 2727 Fairview Avenue E, Seattle, Washington 98102-3147, who owned of record 14,665.066 Class A shares of Limited-Term Government Fund (5.38% of the outstanding Class A shares of Limited-Term Government Fund as of such date which represented less than 5% of Limited-Term Government Fund). In addition, as of the record date, the Trustees and officers of Strategic Short-Term Income Fund owned less than 1% of the outstanding shares of either Strategic Short-Term Income Fund or Limited-Term Government Fund.

Proxies

The enclosed form of proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is a quorum to conduct the Meeting. The proxy will be voted in favor of the Proposal unless a choice is indicated to vote against or to abstain from voting on the Proposal.

Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules), as record holder, vote such shares on the Proposal in the same proportion as that broker-dealer votes street account shares for which voting instructions were received in time to be voted. If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Proposal. The proxy may be revoked at any time prior to the voting thereof by: (i) writing to the Secretary of Strategic Short-Term Income Fund at 3410 South Galena Street, Denver, Colorado 80231; (ii) attending the Meeting and voting in person; or (iii) signing and returning a new proxy (if returned and received in time to be voted).

Costs of the Solicitation and the Reorganization

All expenses of this solicitation, including the cost of printing and mailing this Proxy Statement and Prospectus, will be borne by Strategic Short-Term Income Fund. Any documents such as existing prospectuses or annual reports that are included in that mailing will be a cost of the fund issuing the document. In addition to the solicitation of proxies by mail, proxies may be solicited by officers of Strategic Short-Term Income Fund or officers and employees of OSS, personally or by telephone or telegraph; any expenses so incurred will be borne by OSS. Proxies may also be solicited by a proxy solicitation firm hired at Strategic Short-Term Income Fund's expense for such purpose. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares of Strategic Short-Term Income Fund and to obtain authorization for the execution of proxies. For those services, if any, they will be reimbursed by Strategic Short-Term Income Fund for their reasonable out-of-pocket expenses.

With respect to the Reorganization, Strategic Short-Term Income Fund and Limited-Term Government Fund will bear the cost of their respective tax opinions. Any other out-of-pocket expenses of Strategic Short-Term Income Fund and Limited-Term Government Fund associated with the Reorganization, including legal, accounting and transfer agent expenses, will be borne by Strategic Short-Term Income Fund and Limited-Term Government Fund, respectively, in the amounts so incurred by each.

                                           COMPARATIVE FEE TABLE

    Strategic Short-Term Income Fund and Limited-Term Government Fund each pay a variety of expenses for management of their assets, administration, distribution of their shares and other services, and those expenses are reflected in the net asset value per share of each class of each fund. Shareholders pay other expenses directly, such as sales charges. The following table is provided to help you compare the direct expenses of investing in each class of Strategic Short-Term Income Fund with the direct expenses of investing in each class of Limited-Term Government Fund.

                             Strategic Short-Term                 Limited-Term
                             Income Fund                          Government Fund
                             Class A        Class B               Class A        Class B        Class C
                             Shares         Shares                Shares         Shares         Shares
Shareholder Transaction Expenses

Maximum Sales                3.50%          None                  3.50%          None           None
Charge on
Purchases (as a %
of offering price)

Sales Charge on              None           None                  None           None           None
Reinvested
Dividends

Deferred Sales               None(1)        4% in the             None(1)        4% in the      1% if
Charge (as a %                              first year,                          first year,    shares are
of the lower                                declining                            declining      redeemed
of the original                             to 1% in the                         to 1% in the   within 12
purchase price                              fifth year and                       fifth year and months of
or redemption                               eliminated                           eliminated     purchase
proceeds)                                   thereafter                           thereafter

Exchange Fee                 None           None                  None           None           None

                                            Pro Forma Surviving
                                            Limited-Term
                                            Government Fund
                                            Class A        Class B        Class C
                                            Shares         Shares         Shares

Shareholder Transaction Expenses

Maximum Sales                               3.50%          None           None
Charge on
Purchases (as a %
of offering price)

Sales Charge on                             None           None           None
Reinvested
Dividends

Deferred Sales                              None(1)        4% in the      1% if
Charge (as a %                                             first year,    shares are
of the lower                                               declining      redeemed
of the original                                            to 1% in the   within 12
purchase price                                             fifth year and months of
or redemption                                              eliminated     purchase
proceeds)                                                  thereafter

Exchange Fee                                None           None           None

_______________________
(1) If you invest more than $1 million in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares.

    The following tables are projections of the business expenses of Class A and Class B shares of Strategic Short-Term Income Fund and Class A and Class B shares of Limited-Term Government Fund based on the expenses for the six month period (annualized) ended March 31, 1995 (unaudited). The pro forma information is an estimate of the business expenses of the surviving Limited-Term Government Fund after giving effect to the reorganization. All amounts shown are a percentage of net assets of each class of the funds.

                                                                                 Pro Forma
                      Strategic                                                  Surviving
                      Short-Term                    Limited-Term                 Limited-Term
                      Income Fund                   Government Fund              Government Fund
                      Class A        Class B        Class A       Class B        Class A        Class B

Management Fees         .65%          .65%           .46%          .46%          .46%            .46%
12b-1 Distribution and
  Service Plan Fees     .22%         1.00%           .24%         1.00%          .24%           1.00%
Other Expenses          .46%          .46%           .16%          .22%          .16%            .22%
Total Fund Operating
  Expenses             1.33%         2.11%           .86%         1.68%          .86%           1.68%

    The 12b-1 fees for Class A shares of Strategic Short-Term Income Fund and Limited-Term Government Fund are service plan fees. The service fee is a maximum of 0.25% of average annual net assets of Class A shares of each fund. The 12b-1 fees for Class B shares of both funds are Distribution and Service Plan fees which include a service fee of 0.25% and an asset-based sales charge of 0.75%.

Class C shares of Limited-Term Government Fund will not be issued to shareholders of Strategic Short-Term Income Fund. The management fees for Class C shares are .46%, 12b-1 Distribution and Service Plan Fees are 1.00%, other expenses are .16%, for total operating expenses of 1.62%. These amounts are estimates based on amounts that would have been payable assuming that Class C shares were existing during such period.

Examples

    To try and show the effect of the expenses in an investment over time, the hypotheticals shown below have been created. Assume that you make a $1,000 investment in each class of shares of Strategic Short-Term Income Fund, or Class A or Class B shares of Limited-Term Government Fund, or Class A or Class B shares of the pro forma surviving Limited-Term Government Fund (Class C shares are shown for information purposes only since such shares are not a part of the merger and will not be issued to shareholders of Strategic Short-Term Income Fund) and that the annual return is 5% and that the operating expenses for each fund are the ones shown in the chart above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of each period shown.

                                            1 year       3 years       5 years        10 years
Oppenheimer Strategic
Short-Term Income Fund
     Class A Shares                         $48          $76           $105           $190
     Class B Shares                         $61          $86           $123           $206*

Oppenheimer Limited-Term
Government Fund
     Class A Shares                         $43          $61           $81            $137
     Class B Shares                         $57          $73           $101           $157*
     Class C Shares                         $26          $51           $88            $192**

Pro Forma Surviving Limited-Term
Government Fund
     Class A Shares                         $43          $61           $81            $137
     Class B Shares                         $57          $73           $101           $157*
     Class C Shares                         $26          $51           $88            $192**

If you did not redeem your investment, it would incur the following expenses:

                                            1 year       3 years       5 years        10 years
Oppenheimer Strategic
Short-Term Income Fund
     Class A Shares                         $48          $76           $105           $190
     Class B Shares                         $21          $66           $113           $206*

Oppenheimer Limited-Term
Government Fund
     Class A Shares                         $43          $61           $81            $137
     Class B Shares                         $17          $53           $91            $157*
     Class C Shares                         $16          $51           $88            $192*

Pro Forma Surviving Limited-Term
Government Fund
     Class A Shares                         $43          $61           $81            $137
     Class B Shares                         $17          $53           $91            $157*
     Class C Shares                         $16          $51           $88            $192*

____________________
* The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because each fund automatically converts your Class B shares into Class A shares after 6 years. Because of the asset-based sales charge and the contingent deferred sales charge on Class B and Class C shares, long-term Class B and Class C shareholders could pay the economic equivalent of an amount greater than the maximum front-end sales charge allowed under the applicable regulatory requirement. The automatic conversion of Class B shares to Class A Shares is designed to minimize the likelihood that this will occur.

                                                 SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus and presents key considerations for shareholders of Strategic Short-Term Income Fund to assist them in determining whether to approve the Reorganization. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained in or incorporated by reference in this Proxy Statement and Prospectus and by the Reorganization Agreement, a copy of which is attached as an Annex hereto. Shareholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, the current Prospectus of Limited-Term Government Fund which accompanies this Proxy Statement and Prospectus and is incorporated by reference herein.

Parties to the Reorganization

Strategic Short-Term Income Fund is a diversified, open-end management investment company organized in 1991 as a Massachusetts business trust. Limited-Term Government Fund is a diversified, open-end, management investment company organized in 1986 as a Massachusetts business trust. Strategic Short-Term Income Fund and Limited-Term Government Fund are each located at 3410 South Galena Street, Denver, Colorado 80231. The members of the Board of Trustees of Strategic Short-Term Income Fund and of the Board of Trustees of Limited-Term Government Fund are the same. Oppenheimer Management Corporation (the "Manager") whose address is Two World Trade Center, New York, New York 10048-0203, acts as investment adviser to Strategic Short-Term Income Fund and Limited-Term Government Fund (collectively referred to herein as the "funds"). Additional information about the parties is set forth below.

Shares to be Issued. All shareholders of Strategic Short-Term Income Fund who own Class A shares will receive Class A shares of Limited-Term Government Fund in exchange for their Class A shares of Strategic Short-Term Income Fund. Shareholders of Strategic Short-Term Income Fund who own Class B shares will receive Class B shares of Limited-Term Government Fund in exchange for their Class B shares of Strategic Short-Term Income Fund. All classes of shares vote together in the aggregate as to certain matters, however shares of a particular class vote together on matters that affect that class alone. The Class A and Class B shares of Strategic Short-Term Income Fund, and Class A and Class B shares of Limited-Term Government Fund to be issued in the reorganization are substantially similar.

The Reorganization

    The Reorganization Agreement provides for the transfer of substantially all the assets of Strategic Short-Term Income Fund to Limited-Term Government Fund in exchange for Class A and Class B shares of Limited-Term Government Fund. Presently Strategic Short-Term Income Fund has two classes of shares which are Class A and Class B shares. The net asset value of Limited-Term Government Fund Class A and Class B shares issued in the exchange will equal the value of the assets of Strategic Short-Term Income Fund received by Limited-Term Government Fund.
Following the Closing of the Reorganization presently scheduled for September 22, 1995, Strategic Short-Term Income Fund will distribute the Class A and Class B shares of Limited-Term Government Fund received by Strategic Short-Term Income Fund on the Closing Date to holders of Fund shares issued and outstanding as of the Valuation Date (as hereinafter defined). As a result of the Reorganization, each Class A or Class B Strategic Short-Term Income Fund shareholder will receive that number of full and fractional Limited-Term Government Fund Class A or Class B shares equal in value to such shareholder's pro rata interest in the assets transferred to Limited-Term Government Fund as of the Valuation Date. The Board has determined that the interests of existing Strategic Short-Term Income Fund shareholders will not be diluted as a result of the Reorganization. For the reasons set forth below under "The Reorganization
- - Reasons for the Reorganization," the Board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees'), as that term is defined in the Investment Company Act, has concluded that the Reorganization is in the best interests of Strategic Short-Term Income Fund and its shareholders and recommends approval of the Reorganization by Strategic Short-Term Income Fund shareholders. If the Reorganization is not approved, Strategic Short-Term Income Fund will continue in existence and the Board will determine whether to pursue alternative actions.

Reasons for the Reorganization

    The Manager proposed to the Board a reorganization of Strategic Short-Term Income Fund with Limited-Term Government Fund so that Strategic Short-Term Income Fund shareholders may be shareholders of a larger fund, which after such reorganization, allows such shareholders to experience a reduction in expenses as well as a lower effective management fee. The Manager advised the Board that with a fund this small, diversification of investments is difficult and Strategic Short-Term Income Fund is expensive to manage. Strategic Short-Term Income Fund, while having the ability to invest in a broad range of securities, has not grown as anticipated. For the fiscal period ended September 30, 1994, Strategic Short-Term Income Fund's management fee was 0.65% of average annual net assets for both Class A and Class B shares. For the fiscal period ended September 30, 1994, Limited-Term Government Fund's management fee for each class was
 .47% of average annual net assets. On a pro forma basis giving effect to the Reorganization, the management fee for Limited-Term Government Fund as a percentage of average annual net assets for the fiscal year ended September 30, 1994 would have been .47% for Class A shares and .47% for Class B shares.

In addition, the Board considered that the average annual return on Class A shares and Class B shares of Limited-Term Government Fund was better than Class A and Class B shares of Strategic Short-Term Income Fund when viewed from a longer term prospective. See "Expense Ratios and Performance" on page __.

Tax Consequences of the Reorganization

In the opinion of Deloitte & Touche LLP, tax adviser to Strategic Short-Term Income Fund, the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. As a result, no gain or loss will be recognized by either fund, or by the shareholders of either fund for Federal income tax purposes as a result of the Reorganization. For further information about the tax consequences of the Reorganization, see "Approval of the Reorganization - Tax Aspects" below.

Investment Objectives and Policies

Strategic Short-Term Income Fund

Strategic Short-Term Income Fund's investment objective is to seek as high a level of current income, consistent with stability of principal, as is available from a portfolio of investment grade debt securities having a remaining maturity of not more than three years. Under normal circumstances at least 65% of Strategic Short-Term Income Fund's total assets will be invested in investment grade securities that include the following: (i) domestic bonds, notes and debentures of investment grade, that is, rated "Baa" or better by Moody's Investors Service, Inc. ("Moody's") or "BBB" or better by Standard & Poor's Corporation ("Standard & Poor's") or, if unrated, determined by Strategic Short-Term Income Fund's investment adviser, Oppenheimer Management Corporation (the "Manager"), to be comparable to securities meeting those rating requirements; (ii) U.S. Government Securities; (iii) money market instruments and (iv) investment grade foreign corporate and government debt securities denominated in U.S. dollars or in selected foreign currencies. Strategic Short-Term Income Fund may also invest in debt securities which have been rated below investment grade. It may also invest in other securities and use hedging instruments. Under normal circumstances, Strategic Short-Term Income Fund will maintain a dollar weighted average portfolio maturity of not more than three years.

Limited-Term Government Fund

    Limited-Term Government Fund's investment objective is to seek high current return and safety of principal. As a matter of fundamental policy, Limited-Term Government Fund seeks its objective by investing only in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"), and repurchase agreements on such securities. Limited-Term Government Fund may also use hedging instruments approved by its Board. Under normal circumstances, it anticipates that it will maintain an average effective portfolio duration on a dollar-weighted basis of not more than three years.

Each of these funds may also invest in other securities. See "Investment Objectives and Policies" on page 18.

Investment Advisory and Distribution and Service Plan Fees

The terms and conditions of each investment advisory agreement are the same other than the investment advisory fees. The funds obtain investment management services from the Manager. The management fee is payable monthly and computed on the net asset value of each fund as of the close of business each day. Strategic Short-Term Income Fund pays a management fee at the rate of 0.65% of the first $500 million of average annual net assets, 0.62% of the next $500 million, 0.59% of the next $500 million, and 0.50% of net assets in excess of $1.5 billion. Limited-Term Government Fund pays a management fee at the rate of 0.500% of the first $100 million of average annual net assets, 0.450% of the next $150 million, 0.425% of the next $250 million and 0.400% of net assets in excess of $500 million.

Strategic Short-Term Income Fund and Limited-Term Government Fund have both adopted Service Plans for their respective Class A shares. Both Service Plans provide for reimbursement to the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Under each plan, reimbursement is made at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of either fund.

Strategic Short-Term Income Fund and Limited-Term Government Fund have adopted Distribution and Service Plans (the "Plans") for Class B shares under which each fund pays the Distributor for its services in connection with distributing Class B shares and servicing accounts. Under each Plan, the funds pay the Distributor an asset-based sales charge of 0.75% per annum of Class B shares outstanding for six years or less, and also pays the Distributor a service fee of 0.25% per annum, each of which is computed on the average annual net assets of Class B shares determined as of the close of each regular business day of each fund. The Plan for Strategic Short-Term Income Fund makes payments to reimburse the Distributor for its distribution expenses. The Plan for Limited-Term Government Fund is a compensation plan under which Limited-Term Government Fund pays the Distributor for certain distribution services but Limited-Term Government Fund payments are not tied to reimbursing the Distributor for its expenses. Under Limited-Term Government Fund's compensation plan, the payments the Fund makes may over time be greater than the payments to be made by Strategic Short-Term Income Fund.

Purchases, Exchanges and Redemptions

    Both Strategic Short-Term Income Fund and Limited-Term Government Fund are part of the OppenheimerFunds complex of mutual funds. The procedures for purchases, exchanges and redemptions of shares of the funds are substantially the same. Shares of either fund may be exchanged only for shares of the same class of certain of other Oppenheimer Funds offering such shares.

Both Strategic Short-Term Income Fund and Limited-Term Government Fund have an initial sales charge of 3.50% on Class A shares. Investors who purchase more than $1 million in Class A shares may have to pay a sales charge of up to 1% if shares are sold within 18 calendar months from the end of the calendar month during which shares are purchased. Each of the funds has the same contingent deferred sales charge imposed on the proceeds of Class B shares redeemed within five years of buying them. The contingent deferred sales charge ("CDSC") varies depending on how long you hold your shares. Class A and Class B shares of Limited-Term Government Fund received in the Reorganization will be issued at net asset value, without a sales charge and no CDSC will be imposed as a result of the Reorganization. Services available to shareholders of both funds include purchase and redemption of shares through OppenheimerFunds AccountLink and PhoneLink (an automated telephone system), telephone redemptions, and exchanges by telephone to other OppenheimerFunds which offer Class A and Class B shares, and reinvestment privileges. Please see "Shareholder Services," and you should refer to Strategic Short-Term Income Fund's prospectus and Limited-Term Government Fund's prospectus included with this document for further information.

                                          PRINCIPAL RISK FACTORS

In evaluating whether to approve the Reorganization and invest in Limited-Term Government Fund, shareholders should carefully consider the following risk factors, the information set forth in this Proxy Statement and Prospectus and the more complete description of risk factors set forth in the documents incorporated by reference herein, including the Prospectuses of the funds and their respective Statements of Additional Information.

Strategic Short-Term Income Fund

    Strategic Short-Term Income Fund in seeking its investment objective as described above, normally invests primarily in (i) investment grade domestic debt securities, (ii) U.S. government securities, (iii) money market instruments and (iv) investment grade foreign and government debt securities denominated in U.S. dollars and selected foreign currencies. Strategic Short-Term Income Fund may also use certain hedging instruments to try to reduce the risk of market fluctuations. Foreign securities have special risks. For example, foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The values of foreign securities investments may be affected by changes in foreign currency rates, exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. Foreign currency losses incurred by Strategic Short-Term Income Fund after it has distributed income in a particular period may result in Strategic Short-Term Income Fund having distributed more income than was available from investment income, which could result in a return of capital to shareholders. Additional costs may be incurred in connection with investments in foreign securities because of generally higher foreign brokerage commissions and the additional custodial costs associated with holding foreign securities.

Strategic Short-Term Income Fund may also invest up to 35% of its assets in lower-rated securities, common and preferred stocks, participation interests, zero coupon securities and asset-backed securities, each of which present special risks. High yield, lower-grade securities, whether rated or unrated, are often referred to as "junk bonds" and have speculative characteristics. Lower-grade securities have special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's lower creditworthiness may increase the potential for its insolvency. Strategic Short-Term Income Fund may also use some types of "derivative investments" for hedging purposes, and may invest in other derivatives because they offer the potential for increased income and principal value.

Limited-Term Government Fund

Limited-Term Government Fund seek high current return and safety of principal. As a matter of fundamental policy, Limited-Term Government Fund seeks its objective by investing only in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities"), and repurchase agreements on such securities. A fundamental policy is one that may not be changed without shareholder approval. This fund may also use hedging instruments approved by its Board of Trustees. Its investment practices are generally more conservative than the investment practices of Strategic Short-Term Income Fund.

    Investments in U.S. Government Securities involve little credit risk, although their values will fluctuate depending on prevailing interest rates. Limited-Term Government Fund also uses "hedging" instruments to seek to reduce the risks of market and interest rate fluctuations that affect the value of the securities the fund holds. Futures contracts, exchange traded options and other hedging instruments that Limited-Term Government Fund may use can be considered "derivative investments."

The types of securities each fund invests in, and the risks of investing in them, are described below under "Investment Objectives and Policies."

                                      APPROVAL OF THE REORGANIZATION
                                              (The Proposal)

Reasons for the Reorganization

    At meetings of the Board of Trustees (the "Board") held February 28, 1995 and June 27, 1995, the Trustees reviewed and discussed materials relevant to the Reorganization. The Board, including the Independent Trustees, unanimously approved and recommended to shareholders of Strategic Short-Term Income Fund that they approve the Reorganization.
The Board, in reviewing the proposed reorganization, considered that while the investment objectives of the two funds are not identical, they are consistent. The Board also considered that the securities in which Limited-Term Government Fund invests are more conservative, as they are generally limited to U.S. Government securities. The Board considered that both funds were short-term type funds, although prior to 1994, Oppenheimer Limited-Term Government Fund was called Oppenheimer Government Securities Fund and had no limit on the maturity or duration of its portfolio.

Strategic Short-Term Income Fund which was originally offered in 1992, has not grown and is significantly smaller than Limited-Term Government Fund. As of March 31, 1995, Strategic Short-Term Income Fund had net assets of $29,082,000 and Limited-Term Government Fund had net assets of $348,955,000. The Manager advised the Board that with a fund this small it is difficult to achieve the appropriate diversification of investments and Strategic Short-Term Income Fund is expensive to manage. The Board, in reviewing financial information, determined that if the Reorganization is approved, shareholders of Strategic Short-Term Income Fund will experience a reduction in expenses and in the effective management fee. The ratio of expenses to average net assets for Strategic Short-Term Income Fund for the fiscal year ended September 30, 1994 was 1.17% for Class A shares and 1.97% for Class B shares, respectively. For the six months ended March 31, 1995, the ratio of expenses to average net assets was 1.33% for its Class A shares and 2.11% for its Class B shares. The ratio of expenses to average net assets for Limited-Term Government Fund for the fiscal year ended September 30, 1994 was .99% for its Class A shares and 1.79% for its Class B shares. For the six months ended March 31, 1995, the ratio of expenses for its Class A shares was .86% and 1.68% for its Class B shares. For the fiscal year ended September 30, 1994 on a pro forma basis giving effect to the Reorganization, the expense ratio of Limited-Term Government Fund, as a percentage of average annual net assets would have been .97% for Class A shares and 1.79% for Class B shares. For the six month period ended March 31, 1995, on a pro forma basis giving effect to the Reorganization, the expense ratio of the surviving Limited-Term Government Fund, as a percentage of average annual net assets would have been .86% for Class A shares and 1.68% for Class B shares.

For the fiscal period ended September 30, 1994, Strategic Short-Term Income Fund's management fee was 0.65% of average annual net assets for both Class A and Class B shares. For the fiscal period ended September 30, 1994, Limited-Term Government Fund's management fee was .47% of average annual net assets for both Class A and Class B shares. On a pro forma basis giving effect to the Reorganization, the management fee for Limited-Term Government Fund as a percentage of average annual net assets for the fiscal year ended September 30, 1994 would have been .47% for Class A shares and .47% for Class B shares. For the six months ended March 31, 1995 (annualized) Strategic Short-Term Income Fund's management fee was .65% of average annual net assets for Class A shares and .65% for Class B shares. For the six months ended March 31, 1995 (annualized) Limited-Term Government Fund's management fee for Class A shares was .46% and .46% for Class B shares and, after giving effect to the Reorganization, the management fee for the six month period (annualized) ended March 31, 1995 (unaudited) would have been .46% for Class A shares and .46% for Class B shares.

In addition to the above, the Board also considered information with respect to the investment performance of Strategic Short-Term Income Fund. The Board compared the longer term performance of Strategic Short-Term Income Fund to the performance of Limited-Term Government Fund and determined that the average annual return over the longer term was better for Class A and Class B shares of Limited-Term Government Fund. The Board also recognized that over the past twelve months the investment performance of Strategic Short-Term Income Fund has been better than that of Limited-Term Government Fund, and that Strategic Short-Term Income Fund's standardized 30 day yield has recently been higher than Limited-Term Government Fund's standardized 30 day yield. Based on discussions with the Manager, the Board concluded that Limited-Term Government Fund nevertheless is likely to provide better overall longer term investment returns than Strategic Short-Term Income Fund. Although past performance is not predictive of future results, shareholders of Strategic Short-Term Income Fund would have an opportunity to become shareholders of a fund with lower expenses.

The Board also considered that the Reorganization would be a tax-free Reorganization. The Board concluded that the Reorganization would not result in dilution to the shareholders of Strategic Short-Term Income Fund and would not result in dilution to shareholders of Limited-Term
Government Fund.

The Reorganization

The Reorganization Agreement (a copy of which is set forth in full as Annex A to this Proxy Statement and Prospectus) contemplates a reorganization under which (i) all of the assets of Strategic Short-Term Income Fund (other than the cash reserve described below (the "Cash Reserve")) will be transferred to Limited-Term Government Fund in exchange for Class A and Class B shares of Limited-Term Government Fund,
(ii) these shares will be distributed among the shareholders of Strategic Short-Term Income Fund in complete liquidation of Strategic Short-Term Income Fund, (iii) the outstanding shares of Strategic Short-Term Income Fund will be cancelled. Limited-Term Government Fund will not assume any of Strategic Short-Term Income Fund's liabilities except for portfolio securities purchased which have not settled and outstanding shareholder redemption and dividend checks.

The result of effectuating the Reorganization would be that: (i) Limited-Term Government Fund will add to its gross assets all of the assets (net of any liability for portfolio securities purchased but not settled and outstanding shareholder redemption and dividend checks) of Strategic Short-Term Income Fund other than its Cash Reserve; and (ii) the shareholders of Strategic Short-Term Income Fund as of the close of business on the Closing Date will become shareholders of either Class A or Class B shares of Limited-Term Government Fund.

The effect of the Reorganization will be that shareholders of Strategic Short-Term Income Fund who vote their shares in favor of the Reorganization will be electing to redeem their shares of Strategic Short-Term Income Fund (at net asset value on the Valuation Date referred to below under "Method of Carrying Out the Reorganization Plan," calculated after subtracting the Cash Reserve) and reinvest the proceeds in Class A or Class B shares of Limited-Term Government Fund at net asset value without sales charge and without recognition of taxable gain or loss for Federal income tax purposes (see "Tax Aspects of the Reorganization" below). The Cash Reserve is that amount retained by Strategic Short-Term Income Fund which is sufficient in the discretion of the Board for the payment of: (a) Strategic Short-Term Income Fund's expenses of liquidation, and (b) its liabilities, other than those assumed by Limited-Term Government Fund. Strategic Short-Term Income Fund and Limited-Term Government Fund will bear all of their respective expenses associated with the Reorganization, as set forth under "Costs of the Solicitation and the Reorganization" above. Management estimates that such expenses associated with the Reorganization to be borne by Strategic Short-Term Income Fund will not exceed $30,000. Liabilities as of the date of the transfer of assets will consist primarily of accrued but unpaid normal operating expenses of Strategic Short-Term Income Fund, excluding the cost of any portfolio securities purchased but not yet settled and outstanding shareholder redemption and dividend checks. See "Method of Carrying Out the Reorganization Plan" below.

    The Reorganization Agreement provides for coordination between the funds as to their respective portfolios so that, after the closing, Limited-Term Government Fund will be in compliance with all of its investment policies and restrictions. Strategic Short-Term Income Fund will recognize capital gain or loss on any sales made pursuant to this paragraph. As noted in "Tax Aspects of the Reorganization" below, if Strategic Short-Term Income Fund realizes net gain from the sale of securities, such gain, to the extent not offset by capital loss carry forward, will be distributed to shareholders prior to the Closing Date and will be taxable to shareholders as capital gain.

Tax Aspects of the Reorganization

Immediately prior to the Valuation Date referred to in the Reorganization Agreement, Strategic Short-Term Income Fund will pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Strategic Short-Term Income Fund's shareholders all of Strategic Short-Term Income Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carry-forward). Such dividends will be included in the taxable income of Strategic Short-Term Income Fund's shareholders as ordinary income and capital gain, respectively.

    The exchange of the assets of Strategic Short-Term Income Fund for Class A and Class B shares of Limited-Term Government Fund and the assumption by Limited-Term Government Fund of certain liabilities of Strategic Short-Term Income Fund is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). Strategic Short-Term Income Fund has represented to Deloitte & Touche LLP, tax adviser to Strategic Short-Term Income Fund, that there is no plan or intention by any Fund shareholder who owns 5% or more of Strategic Short-Term Income Fund's outstanding shares, and, to Strategic Short-Term Income Fund's best knowledge, there is no plan or intention on the part of the remaining Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Limited-Term Government Fund Class A or Class B shares received in the transaction that would reduce Strategic Short-Term Income Fund shareholders' ownership of Limited-Term Government Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all the formerly outstanding Strategic Short-Term Income Fund shares as of the same date. Oppenheimer Limited-Term Government Fund has represented to Deloitte & Touche LLP, that, as of the Closing Date, it will qualify as a regulated investment company or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code.

As a condition to the closing of the Reorganization, Limited-Term Government Fund and Strategic Short-Term Income Fund will receive the opinion of Deloitte & Touche LLP to the effect that, based on the Reorganization Agreement, the above representations, existing provisions of the Code, Treasury Regulations issued thereunder, current Revenue Rulings, Revenue Procedures and court decisions, for Federal income tax purposes:

1. The transactions contemplated by the Reorganization Agreement will qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1) of the Code.

2. Strategic Short-Term Income Fund and Limited-Term Government Fund will each qualify as "a party to a reorganization" within the meaning of
      Section 368(b)(2) of the Code.

3. No gain or loss will be recognized by the shareholders of Strategic Short-Term Income Fund upon the distribution of Class A or Class B shares of beneficial interest in Limited-Term Government Fund to the shareholders of Strategic Short-Term Income Fund pursuant to Section 354 of the Code.

4. Under Section 361(a) of the Code no gain or loss will be recognized by Strategic Short-Term Income Fund by reason of the transfer of its assets solely in exchange for Class A or Class B shares of Limited-Term Government Fund.

5. Under Section 1032 of the Code no gain or loss will be recognized by Limited-Term Government Fund by reason of the transfer of Strategic Short-Term Income Fund's assets solely in exchange for Class A or Class B shares of Limited-Term Government Fund.

6. The shareholders of Strategic Short-Term Income Fund will have the same tax basis and holding period for the shares of beneficial interest in Limited-Term Government Fund that they receive as they had for Strategic Short-Term Income Fund stock that they previously held, pursuant to Sections 358(a) and 1223(1) of the Code, respectively.

7. The securities transferred by Strategic Short-Term Income Fund to Limited-Term Government Fund will have the same tax basis and holding period in the hands of Limited-Term Government Fund as they had for Strategic Short-Term Income Fund, pursuant to Sections 362(b) and 1223(1) of the Code, respectively.


Shareholders of Strategic Short-Term Income Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion only relates to the Federal income tax consequences of the Reorganization, shareholders of Strategic Short-Term Income Fund should also consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capitalization Table (Unaudited)

The table below sets forth the capitalization of Strategic Short-Term Income Fund and Limited-Term Government Fund and indicates the pro forma combined capitalization as of March 31, 1995 as if the Reorganization had occurred on such dates.


March 31, 1995
                                                              Net Asset
                                            Shares            Value
                          Net Assets        Outstanding       Per Share
Oppenheimer Strategic
Short-Term Income Fund
    Class A               $ 20,997,783       4,604,117         $4.56
    Class B               $  8,084,465       1,775,203         $4.55

Oppenheimer Limited-Term
Government Fund
    Class A               $274,872,477      26,366,128        $10.43
    Class B               $ 72,130,147       6,917,484        $10.43
    Class C               $  1,952,739         187,455        $10.42

Oppenheimer Limited-Term
Government Fund (Pro Forma
Surviving Fund)
    Class A               $295,870,260      28,379,338        $10.43
    Class B               $ 80,214,612       7,692,600        $10.43
    Class C               $  1,952,739         187,455        $10.42

Reflects issuance of 2,013,210 of Class A shares and 775,116 of Class B shares of Limited-Term Government Fund in a tax-free exchange for the net assets of Strategic Short-Term Income Fund, aggregating $29,082,248.

The pro forma ratio of expenses to average annual net assets of the Class A shares at March 31, 1995 would have been .86%. The pro forma ratio of expenses to average net assets of Class B shares at March 31, 1995 would have been 1.68%. The pro forma ratio of expenses to average net assets of Class C shares at March 31, 1995 would have been 1.62%.

                           COMPARISON BETWEEN STRATEGIC SHORT-TERM INCOME FUND
                                     AND LIMITED-TERM GOVERNMENT FUND

Information about Strategic Short-Term Income Fund and Limited-Term Government Fund is presented below. Additional information about Limited-Term Government Fund is set forth in its Prospectus, accompanying this Proxy Statement and Prospectus, and additional information about both funds is set forth in documents that may be obtained upon request of the transfer agent and upon review at the offices of the SEC. See "Miscellaneous - Public Information."

Investment Objectives and Policies

Summary

Limited-Term Government Fund invests its assets in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, repurchase agreements on those securities and certain hedging investments. The U.S. Government securities in which Limited-Term Government Fund invests include mortgage-backed pass-through obligations issued by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Corporation. It may not invest in lower rated, high yielding "junk" bonds nor in any foreign securities. Limited-Term Government Fund may also lend its portfolio securities, purchase when-issued and delayed delivery securities, reverse repurchase agreements, illiquid and restricted securities, enter into swap arrangements and purchase certain derivative securities.

Strategic Short-Term Income Fund has a broader range of securities in which it may invest. It normally invests at least 65% of its total assets in investment grade debt securities. Its remaining assets may be invested in lower rated, high yielding "junk bonds." Strategic Short-Term Income Fund may also invest in foreign investment grade and lower rated, high yielding securities, mortgage-backed and asset-backed securities issued by both the U.S. Government and by private companies, a broader range of hedging investments, derivative investments and swaps. Strategic Short-Term Income Fund may also invest in money market securities, lend its portfolio securities, enter into repurchase agreements, purchase illiquid and restricted securities, purchase and sell forward currency contracts, make short sales against-the-box, buy participation interests and common and preferred stocks.

All debt securities, including U.S. Government securities, are subject to changes in their value due to changes in prevailing interest rates.
During periods of falling interest rates, the values of outstanding fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities.

The securities in which Limited-Term Government Fund and Strategic Short-Term Income Fund invest are summarized below. Strategic Short-Term Income Fund may use a number of securities which Limited-Term Government Fund does not invest in, and these securities are mentioned below. For more information on all of these securities, please refer to each fund's prospectus and statement of additional information.

Strategic Short-Term Income Fund

Strategic Short-Term Income Fund seeks its objective principally by investing in: (i) domestic bonds, notes and debentures of investment grade, that is, rated "Baa" or better by Moody's Investors Service, Inc. ("Moody's") or "BBB" or better by Standard & Poor's Corporation ("Standard & Poor's") or, if unrated, determined by Strategic Short-Term Income Fund's investment adviser, Oppenheimer Management Corporation (the "Manager"), to be comparable to securities meeting those rating requirements; (ii) U.S. Government Securities; (iii) money market instruments and (iv) investment grade foreign corporate and government debt securities denominated in U.S. dollars or in selected foreign currencies.



Strategic Short-Term Income Fund's investments in investment grade domestic fixed-income securities may include those issued by domestic corporations in any industry (for example, industrial, financial or utility) which may be denominated in U.S. dollars or in non-U.S. currencies. These investments may include debt obligations such as bonds, debentures and notes (including variable and floating rate instruments), as well as sinking fund and callable bonds. Strategic Short-Term Income Fund may also invest in municipal obligations issued by or on behalf of states, territories, possessions or districts of the U.S. or their political subdivisions, agencies, instrumentalities or authorities.



Under normal circumstances, at least 65% of Strategic Short-Term Income Fund's total assets will be invested in investment grade debt securities in the respective sectors described above. The remaining assets may be invested in other securities.

High yield, lower-grade securities, whether rated or unrated, often have speculative characteristics. Lower-grade securities have special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency.

These risks mean that Strategic Short-Term Income Fund may not achieve the expected income from lower-grade securities, and that Strategic Short-Term Income Fund's net asset value per share may be affected by declines in value of these securities. However, Strategic Short-Term Income Fund's limitations on investments in these types of securities may reduce some of the risk, as will Strategic Short-Term Income Fund's policy of diversifying its investments.

Under normal circumstances, Strategic Short-Term Income Fund will maintain a dollar-weighted average portfolio maturity of not more than three years. In calculating maturity, Strategic Short-Term Income Fund will consider various factors, including anticipated payments of principal. Strategic Short-Term Income Fund may hold securities with maturities of more than three years if, under normal circumstances, it maintains a dollar-weighted average maturity of not more than three years. See "Investment Objective and Policies" in the Statement of Additional Information for more information on Strategic Short-Term Income Fund's calculation of portfolio maturity.

Limited-Term Government Fund

    Oppenheimer Limited-Term Government Fund is a mutual fund that seeks high current return and safety of principal. In seeking its objective, Limited-Term Government Fund invests in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities issued by The Government National Mortgage Association ("GNMA").

While payments of principal and interest on certain U.S. Government securities (including the GNMA certificates which Limited-Term Government Fund may hold) are guaranteed by the U.S. Government or its agencies or instrumentalities, neither the principal value of those securities nor the net asset value of shares of Limited-Term Government Fund is guaranteed, and therefore Limited-Term Government Fund's net asset values per share are subject to fluctuations due to changes in the value of portfolio securities. Limited-Term Government Fund also uses "hedging" instruments to seek to reduce the risks of market and interest rate fluctuations that affect the value of the securities Limited-Term Government Fund holds.

Under normal circumstances, Limited-Term Government Fund anticipates that it will maintain an average effective portfolio duration on a dollar-weighted basis of not more than three years. Effective portfolio duration refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury Securities.) Please refer to "Investment Policies and Strategies" in Limited-Term Government Fund's Statement of Additional Information for more information about the types of securities Limited-Term Government Fund invests in and the risks of investing in Limited-Term Government Fund.

Permitted Investments by Both Strategic Short-Term Income Fund and Limited-Term Government Fund

U.S. Government Securities

Both of the funds may invest in debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities"), however, with respect to Limited-Term Government Fund, as a matter of fundamental policy it may invest only in these obligations. Both of the funds may invest in obligations supported by the full faith and credit of the U.S. Government such as mortgage-backed securities guaranteed by the Government National Mortgage Association ("Ginnie Maes") or they may invest in other securities, issued or guaranteed by federal agencies or government-sponsored enterprises that are not supported by the full faith and credit of the United States, and securities of agencies and instrumentalities that are supported by the discretionary authority of the U.S. Government to purchase such securities which include: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, and Federal Intermediate Credit Banks and Freddie Mac.

Both of the funds may invest in mortgaged-backed securities, including collateralized mortgage-backed obligations ("CMOs"), however, Limited-Term Government Fund may only invest in mortgage-backed securities of the fully-modified pass-through type, such as GNMA certificates, which are guaranteed as to timely payment of principal and interest by the full faith and credit of the United States Government or which are issued or guaranteed by agencies of the U.S. Government, such as Federal Home Loan Mortgage Corporation ("Freddie Mac") or the Federal National Mortgage Association ("Fannie Mae").

    Limited-Term Government Fund may only invest in CMOs that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or that are collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Strategic Short-Term Income Fund has the ability to invest in mortgage-backed securities, including CMO's that may be issued by private issuers, such as commercial banks, savings and loan institutions and private mortgage insurance companies and other secondary market issuers. There can be no assurance that private issuers will be able to meet their obligations.
The effective maturity of a mortgage-backed security may be shortened by unscheduled or early payment of principal and interest on the underlying mortgages, which may affect the effective yield of such securities. The principal that is returned may be invested in instruments having a higher or lower yield than the prepaid instruments, depending on then-current market conditions. Such securities therefore may be less effective as a means of "locking in" attractive long-term interest rates and may have less potential for appreciation during periods of declining interest rates than conventional bonds with comparable stated maturities. If mortgage-backed securities are purchased at a premium, prepayments of principal and foreclosures of mortgages may result in some loss of the principal investment to the extent of the premium paid.

Payment of the interest and principal generated by the pool of mortgages is passed through to the holders as the payments are received by the issuer of the CMO. CMOs may be issued in a variety of classes or series ("tranches") that have different maturities. The principal value of certain CMO tranches may be more volatile than other types of mortgage-related securities, because of the possibility that the principal value of the CMO may be prepaid earlier than the maturity of the CMO as a result of prepayments of the underlying mortgage loans by the borrowers.

Both funds may invest in "stripped" mortgage-backed securities or CMOs or other securities issued by agencies or instrumentalities of the U.S. Government. Stripped mortgage-backed securities usually have two classes. The classes receive different proportions of the interest and principal distributions on the pool of mortgage assets that act as collateral for the security. In certain cases, one class will receive all of the interest payments (and is known as an "I/O"), while the other class will receive all of the principal value on maturity (and is known as a "P/O").

The yield to maturity on the class that receives only interest is extremely sensitive to the rate of payment of the principal on the underlying mortgages. Principal prepayments increase that sensitivity. Stripped securities that pay "interest only" are therefore subject to greater price volatility when interest rates change, and they have the additional risk that if the underlying mortgages are prepaid, a Fund will lose the anticipated cash flow from the interest on the prepaid mortgages. That risk is increased when general interest rates fall, and in times of rapidly falling interest rates, a fund might receive back less than its investment.

The value of "principal only" securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity.

Stripped securities are generally purchased and sold by institutional investors through investment banking firms. At present, established trading markets have not yet developed for these securities. Therefore, some stripped securities may be deemed "illiquid."

Zero Coupon Securities

    While both funds may invest in zero coupon securities, Limited-Term Government Fund must invest in zero coupon securities issued by the U.S. Treasury. In general, zero coupon U.S. Treasury securities include (1) U.S. Treasury notes or bonds that have been "stripped" of their interest coupons, (2) U.S. Treasury bills issued without interest coupons, or (3) certificates representing an interest in stripped securities. A zero coupon Treasury security pays no current interest and trades at a deep discount from its face value. It will be subject to greater market fluctuations from changes in interest rates than interest-paying securities. Both funds accrue interest on zero coupon securities without receiving the actual cash. As a result of holding these securities, either fund could possibly be forced to sell portfolio securities to pay cash dividends or meet redemptions.

Strategic Short-Term Income Fund may invest in zero coupon securities issued by corporations or private issuers. These zero coupon securities are: (i) notes or debentures that do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance. Such zero coupon securities are subject to certain risks, in addition to the risks identified above for zero coupon securities issued by the U.S. Treasury, such as the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation.

When-Issued and Delayed Delivery Transactions

    The funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. "When-issued" refers to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to either fund if the value of the security changes prior to the settlement date. With respect to Limited-Term Government Fund, it will not, as a matter of fundamental policy, enter into when-issued or delayed delivery transactions unless the acceptance and delivery of the securities is mandatory, occurs within 120 days of the trade date and is settled in cash on the settlement date.

Repurchase Agreements

Each of the funds may enter into repurchase agreements. Strategic Short-Term Income Fund has no limit on the amount of its net assets that may be subject to repurchase agreements of seven days or less. However, Limited-Term Government Fund, as a matter of fundamental policy, will not enter into repurchase transactions that will cause more than 25% of Limited-Term Government Fund's net assets to be subject to repurchase agreements, or that will cause more than 5% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. Strategic Short-Term Income Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. Also, as a matter of fundamental policy, Limited-Term Government Fund will not enter into repurchase agreements unless ownership and control of the securities subject to the agreement are transferred to Limited-Term Government Fund. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the funds may experience costs in disposing of the collateral and losses if there is any delay in doing so.

Illiquid and Restricted Securities

Both of the funds may invest in illiquid and restricted securities. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. Strategic Short-Term Income Fund will not invest more than 10% of its net assets in illiquid or restricted securities (that limit may increase to 15% if certain state laws are changed or Strategic Short-Term Income Fund's shares are no longer sold in those states). Strategic Short-Term Income Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers. With respect to Limited-Term Government Fund, as a matter of fundamental policy, Limited-Term Government Fund will not invest more than 5% of its total assets in illiquid and restricted securities.

Hedging

Both funds may use hedging investments although the types of hedging investments which Limited-Term Government Fund makes are more limited than the hedging investments of Strategic Short-Term Income Fund. The funds may buy and sell options, futures and forward contracts for a number of purposes. They may do so to try to manage their exposure to the possibility that the prices of portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. Each may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase the fund's exposure to the securities market. Writing covered call options may also provide income for liquidity purposes or defensive reasons, or to raise cash to distribute to shareholders. The hedging investments which the funds may use are summarized below and you should refer to each fund's prospectus and statement of additional information for a more complete discussion of these investments and their risks. Neither fund uses hedging investments for speculative purposes.

Limited-Term Government Fund may buy covered call options on securities and interest rate futures or to terminate its obligation on a previously written call. Limited-Term Government Fund may purchase put options that relate to securities it owns or interest rate futures. This fund may sell these kinds of puts in an amount up to 50% of its total assets if the puts are covered by segregated liquid assets. This fund may not buy a put option on an interest rate future.

Limited-Term Government Fund may buy and sell puts and calls only as follows: (1) if after a call is sold, not more than 25% of its total assets are subject to calls; (2) calls must be listed on a securities or commodities exchange or quoted on the Automated Quotation System of the National Association of Securities Dealers or traded in the over-the-counter market; (3) if the fund sells calls on futures contracts it owns, these calls must be covered; and (4) a call or put option may not be purchased if the value of all put and call options would exceed 5% of the fund's total assets.

Strategic Short-Term Income Fund may use all of the hedging investments which Limited-Term Government Fund may use and is subject to most of the same limitations on their use. In addition, Strategic Short-Term Income Fund may also: buy and sell futures contracts and options thereon that relate to financial futures such as bond indexes; buy and sell foreign currencies and forward contracts and options thereon; purchase put options on futures whether or not the fund owns the future; and may enter into cross-hedges.

Interest Rate Swaps. Both of the funds may enter into interest rate swaps. The funds enter into swaps only on securities they own. The funds may not enter into swaps with respect to more than 25% of their total respective assets. Also, the funds will segregate liquid assets (such as cash or U.S. Government securities or other appropriate high grade debt obligations) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks. A fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes.

Hedging instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce a fund's return. A fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

Options trading involves the payment of premiums and has special tax effects on the fund. There are also special risks in particular hedging strategies and they are addressed in each fund's prospectus and statement of additional information.

Derivative Investments

Strategic Short-Term Income Fund and Limited-Term Government Fund can invest in a number of different kinds of "derivative investments." Each fund may use some types of derivatives for hedging purposes, and may invest in others because they offer the potential for increased income. In general, a "derivative investment" is a specially-designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index or currency. In the broadest sense, derivative investments include exchange-traded options and futures contracts (please refer to "Hedging," above).

One risk of investing in derivative investments is that the company issuing the instrument might not pay the amount due on the maturity of the instrument. There is also the risk that the underlying investment or security might not perform the way the Manager expected it to perform.
The performance of derivative investments may also be influenced by interest rate changes in the U.S. and abroad. All of these risks can mean that the fund will realize less income than expected from its investments, or that it can lose part of the value of its investments, which will affect the fund's share price. Certain derivative investments held by a fund may trade in the over-the-counter markets and may be illiquid.

Borrowing for Leverage

Both Limited-Term Government Fund and Strategic Short-Term Income Fund may borrow money from banks to buy securities. Although both funds are authorized to borrow money, neither fund has borrowed money in the past or plans to borrow money for any purpose. Each fund's fundamental investment policy on borrowing is different and is set forth under "Investment Restrictions" on page __ of this Prospectus.

Additional Permitted Investments by Strategic Short-Term Income Fund

Strategic Short-Term Income Fund may also invest in a number of additional securities which are mentioned briefly below. For more information on these securities, please refer to the prospectus and statement of additional information for Strategic Short-Term Income Fund.

Foreign Securities

Only Strategic Short-Term Income Fund may invest in foreign securities. Strategic Short-Term Income Fund may invest in equity or debt obligations issued or guaranteed by foreign corporations, certain supranational entities and foreign governments or their agencies or instrumentalities, and debt obligations issued by U.S. corporations denominated in non-U.S. currencies.

Strategic Short-Term Income Fund's portfolio of foreign securities may include those of a number of foreign countries or, depending upon market conditions, those of a single foreign country. No more than 25% of Strategic Short-Term Income Fund's total assets will be invested in government securities of any one foreign country or in securities issued by companies organized under the laws of any one foreign country.

Foreign securities have special risks. For example, the values of foreign securities investments may be affected by changes in foreign currency rates, exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

Money Market Instruments

    Strategic Short-Term Income Fund may invest in the following money market instruments (which are debt obligations generally having a maturity of one year or less): U.S. Government securities, bank obligations, commercial paper, and corporate obligations; and other money market instruments if they are (a) subject to repurchase agreements or (b) guaranteed as to principal and interest by a domestic or foreign bank having total assets in excess of $1 billion, by a corporation whose commercial paper may be purchased by Strategic Short-Term Income Fund, or by a foreign government having an existing debt security rated at least "A" by a nationally recognized rating organization.

Board-Approved Instruments. Strategic Short-Term Income Fund may invest in other short-term investments of a type that Strategic Short-Term Income Fund's Board of Trustees, or the Manager under guidelines established by the Board, determines present minimal credit risks and that are of "high quality."

Common and Preferred Stocks

Strategic Short-Term Income Fund may invest in common and preferred stock issued by domestic or foreign corporations.

Participation Interests

    Strategic Short-Term Income Fund may acquire participation interests in loans that are made to U.S. or foreign companies (the "borrower").
They may be interests in, or assignments of, the loan and are acquired from banks or brokers that have made the loan or are members of the
lending syndicate.   No more than 5% of Strategic Short-Term Income Fund's
net assets can be invested in participation interest of the same borrower. See "Illiquid and Restricted Securities."

Corporate Asset-Backed Securities. Asset-backed securities are fractional interests in pools of consumer loans and other trade receivables, similar to mortgage-backed securities. They are issued by trusts and special purpose corporations. They are backed by a pool of assets, such as credit card or auto loan receivables, which are the obligations of a number of different parties.

Investment Restrictions

Strategic Short-Term Income Fund and Limited-Term Government Fund have certain investment restrictions that, together with their investment objectives, are fundamental policies, changeable only by shareholder approval. Set forth below is a summary of these investment restrictions which are different for each fund. Other investment restrictions for each fund are substantially the same.

Under these fundamental policies, the funds cannot do any of the following: (1) with respect to Strategic Short-Term Income Fund, purchase securities issued or guaranteed by any one issuer (except the U.S. Government or its agencies or instrumentalities), if, with respect to 75% of its total assets, more than 5% of Strategic Short-Term Income Fund's total assets would be invested in securities of that issuer or Strategic Short-Term Income Fund would then own more than 10% of that issuer's voting securities; with respect to Limited-Term Government Fund, this limitation applies to 100% of its total assets; (2) with respect to Limited-Term Government Fund, it may not (a) invest in any security other than U.S. Government Securities, including repurchase agreements therein; Limited-Term Government Fund may write covered calls and use hedging instruments approved by the Board; (b) borrow money, except from banks for temporary purposes in amounts not in excess of 5% of the value of its assets; no assets of Limited-Term Government Fund may be pledged, mortgaged or hypothecated other than to secure a borrowing, and then in amounts not exceeding 7.5% of Limited-Term Government Fund's total assets; borrowings may not be made for leverage, but only for liquidity purposes to satisfy redemption requests when liquidation of portfolio securities is considered inconvenient or disadvantageous; however, Limited-Term Government Fund may enter into reverse repurchase agreements and when-issued and delayed delivery transactions; such prohibition against pledging, mortgaging or hypothecating assets does not bar Limited-Term Government Fund from escrow arrangements for options trading or collateral or margin arrangements in connection with hedging instruments approved by the Board; Strategic Short-Term Income Fund may also borrow money from banks on an unsecured basis and invest the borrowed funds in securities; borrowing by Strategic Short-Term Income Fund is limited only by the provisions of the Investment Company Act of 1940; (3) with respect to Strategic Short-Term Income Fund, buy securities of an issuer which, together with any predecessor, has been in operation for less than three years, if as a result, the aggregate of such investments would exceed 5% of the value of Strategic Short-Term Income Fund's total assets; Limited-Term Government Fund is prohibited from buying any such securities; (4) with respect to Strategic Short-Term Income Fund, make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or by virtue of ownership of other securities has the right, without payment of any further consideration, to obtain an equal amount of securities sold short ("short sales against-the-box"); with respect to Limited-Term Government Fund, it may not make short sales of securities.

Portfolio Turnover

Holding a portfolio security for any particular length of time is not generally a consideration in investment decisions. As a result of each fund's investment policies and market factors, their portfolio securities are actively traded to try to benefit from short-term yield differences among debt securities. As a result, portfolio turnover of each of the funds may be higher than other mutual funds. This strategy may involve greater transaction costs from brokerage commissions and dealer mark-ups. Neither fund however, incurs significant brokerage costs for U.S. Government Securities. Additionally, high portfolio turnover may result in increased short-term capital gains and affect the ability of each of the funds to qualify for tax deductions for payments made to shareholders as a "regulated investment company" under the Internal Revenue Code. Strategic Short-Term Income Fund and Limited-Term Government Fund each qualified in their last fiscal year and intend to do so in the coming year, although they reserve the right not to qualify.

For the fiscal year ended September 30, 1994, the portfolio turnover rate for Strategic Short-Term Income Fund and Limited-Term Government Fund was 57.8% and 226%, respectively. For the six months ended March 31, 1995 (unaudited), the portfolio turnover rate for Strategic Short-Term Income Fund and Limited-Term Government Fund was 20.9% and 102%, respectively.

Description of Brokerage Practices

The brokerage practices of the two funds are substantially similar and are conducted in accordance with the terms and conditions of each fund's investment advisory agreement and other brokerage policies of the Manager. Purchases of U.S. Government Securities, money market instruments and debt obligations by both funds are normally principal transactions at net prices and each fund incurs little or no brokerage costs for these transactions. Principal transactions include purchases of securities from underwriters, which include a commission or concession paid by the issuer to the underwriter, and purchases from dealers which include a spread between the bid and asked price.

When brokers are used, the Manager is permitted to select qualified brokers to obtain best execution. Brokerage is allocated among brokers under the supervision of the Manager's executive officers and the Manager is permitted to consider brokers which have sold shares of the funds and other OppenheimerFunds in selecting brokers for fund transactions. Commissions paid to such brokers may be higher than commissions charged by other qualified brokers. The Manager is also permitted to allocate brokerage commissions from fund transactions to brokers to obtain research services to assist the Manager in the investment-making decision process. Please refer to the Statement of Additional Information for each fund for further information on each fund's brokerage practices.

Expense Ratios and Performance

    The ratio of expenses to average net assets for Strategic Short-Term Income Fund for the fiscal year ended September 30, 1994 was 1.17% for Class A shares and 1.97% for Class B shares. The ratio of expenses to average net assets for Limited-Term Government Fund for the fiscal year ended September 30, 1994, for its Class A and Class B shares was .99% and 1.79%, respectively. For the six months ended March 31, 1995 (unaudited) (annualized) the ratio of expenses to average net assets for Strategic Short-Term Income Fund for its Class A and Class B shares was 1.33% and 2.11%, respectively. For the six months ended March 31, 1995, the ratio of expenses to average net assets for Limited-Term Government Fund was
 .86% for its Class A shares and 1.68% for its Class B shares. Further details are set forth under "Fund Expenses" and "Financial Highlights" in Strategic Short-Term Income Fund's Prospectus dated January 27, 1995, supplemented June 14, 1995, and in Strategic Short-Term Income Fund's Annual Report as of September 30, 1994 and financial statement (unaudited) as of March 31, 1995, and Limited-Term Government Fund's Annual Report as of September 30, 1994 and financial statement (unaudited) as of March 31, 1995, which are included in the Statement of Additional Information. Please also see Limited-Term Government Fund's Prospectus which accompanies this Proxy Statement and Prospectus.

The standardized yield for Strategic Short-Term Income Fund for the 30 day period ended March 31, 1995 was 6.76% for Class A shares and 6.21% for Class B shares. The average annual total return on an investment in Class A and Class B shares of Strategic Short-Term Income Fund for the one year period ended March 31, 1995 was .04% and <1.00%>, respectively. The total return for Strategic Short-Term Income Fund for the 12 month period ended May 31, 1995 was 4.03% for Class A shares and 2.76% for Class B shares. The average annual return on an investment in Class A shares for the period from August 4, 1992 to March 31, 1995 was 1.73%. The average annual return on an investment in Class B shares for the period from November 30, 1992 to March 31, 1995 was 3.28%. The average annual return for Strategic Short-Term Income Fund for the period June 30, 1993 to March 31, 1995 was 1.15% for Class A shares and .73% for Class B shares.

For the 30 day period ended March 31, 1995, the standardized yield for Limited-Term Government Fund's Class A and Class B shares were 6.56% and 5.98%, respectively. Effective with the dividend scheduled for payment on August 31, 1995, the Board of Limited-Term Government Fund has also reduced the annual dividend rate payable on Class A shares. As a result, the annual yield on the maximum offering price of Class A shares will be reduced. The current annual dividend on a Class B share will also be reduced, thereby reducing the annual yield. Since expenses allocable to Class B shares are generally higher than those allocable to Class A shares, it is expected that the annual yield will be lower for Class B shares. The average annual total return on an investment in Class A shares of Limited-Term Government Fund for the one and five year periods ended March 31, 1995 were .26% and 7.46%, respectively. The total return for Limited-Term Government Fund for the 12 month period ended May 31, 1995 was 3.30% for Class A shares and 2.21% for Class B shares. For the period ended March 31, 1995 and the period from May 3, 1993 (the date Class B shares of Limited-Term Government Fund were publicly offered) through March 31, 1995, the average annual return on an investment in Class B shares of Limited-Term Government Fund was <.92%> and 1.79%, respectively. The average annual return for Limited-Term Government Fund for the period June 30, 1993 to March 31, 1995 was 1.59% for Class A shares and 1.19% for Class B shares. For more information on performance of each fund as compared to the market, please refer to the section "Comparing the Fund's Performance To the Market" in the respective prospectus of each fund.

Shareholder Services

The policies of Strategic Short-Term Income Fund and Limited-Term Government Fund with respect to minimum initial investments and subsequent investments by its shareholders are substantially the same. Both Strategic Short-Term Income Fund and Limited-Term Government Fund offer the following privileges: (i) Right of Accumulation, (ii) Letter of Intent, (iii) reinvestment of dividends and distributions at net asset value, (iv) net asset value purchases by certain individuals and entities,
(v) Asset Builder (automatic investment) Plans, (vi) Automatic Withdrawal and Exchange Plans for shareholders who own shares of the fund valued at $5,000 or more, (vii) reinvestment of net redemption proceeds at net asset value within six months of a redemption, (viii) AccountLink and PhoneLink arrangements, (ix) exchanges of shares for shares of the same class of certain other funds at net asset value, and (x) telephone redemption and exchange privileges.

    Shareholders may purchase shares through OppenheimerFunds AccountLink, which links a shareholder account to an account at a bank or financial institution and enables shareholders to send money electronically between those accounts to perform a number of types of account transactions. This includes the purchase of shares through the automated telephone system (PhoneLink). Exchanges can also be made by telephone, or automatically through PhoneLink. After AccountLink privileges have been established with a bank account, shares may be purchased by telephone in an amount up to $100,000. Shares of either Fund may be exchanged for shares of certain OppenheimerFunds at net asset value per share, however, shares of a particular class may be exchanged only for shares of the same class in other OppenheimerFunds. At present, not all of the OppenheimerFunds offer the same classes of shares. Shareholders of the funds may redeem their shares by written request or by telephone request in an amount up to $50,000 in any seven-day period. Shareholders may arrange to have share redemption proceeds wired to a pre-designated account at a U.S. bank or other financial institution that is an ACH member, through AccountLink. There is no dollar limit on telephone redemption proceeds sent to a bank account when an AccountLink has been established. Shareholders may also redeem shares automatically by telephone by using PhoneLink. Shareholders may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank, which is a member of the Federal Reserve wire system. Shareholders of the funds have up to six months to reinvest redemption proceeds of their Class A or Class B shares in Class A shares of the funds or other OppenheimerFunds without paying a sales charge if certain conditions are met. Strategic Short-Term Income Fund and Limited-Term Government Fund may redeem accounts valued at less than $200 if the account has fallen below such stated amount for reasons other than market value fluctuations. Both funds offer Automatic Withdrawal and Automatic Exchange Plans under certain conditions.

Rights of Shareholders

    Class A shares of Strategic Short-Term Income Fund and Class A shares of Limited-Term Government Fund are each sold at an initial sales charge of 3.50% on purchases of less than $100,000. The reduced front-end sales loads on larger purchases are the same for each fund. If Class A shares of either fund are purchased as part of an investment of at least $1 million in shares of one or more OppenheimerFunds, there is no initial sales charge, but if shares are sold within 18 months after the purchase, there may be imposed a contingent deferred sales charge ("CDSC") which will vary, depending on the amount invested. Class B shares of Strategic Short-Term Income Fund, and Class B shares of Limited-Term Government Fund are sold at net asset value per share, without an initial sales charge. However, if Class B shares are sold within five years of purchase, there is a CDSC, depending on how long the shares are owned. Both of the funds have the same CDSC with respect to their Class B shares. The shares of each such fund, including shares of each class, entitle the holder to one vote per share on the election of trustees and all other matters submitted to shareholders of the fund. Class A and Class B shares of Strategic Short-Term Income Fund and the Class A and Class B shares of Limited-Term Government Fund which Strategic Short-Term Income Fund shareholders will receive in the Reorganization participate equally in the fund's dividends and distributions and in the fund's net assets upon liquidation, after taking into account the different expenses paid by each class. Distributions and dividends for each class will be different and Class B dividends and distributions will be lower than Class A dividends and distributions. It is not contemplated that Strategic Short-Term Income Fund or Limited-Term Government Fund will hold regular annual meetings of shareholders. Under the Investment Company Act, shareholders of Strategic Short-Term Income Fund do not have rights of appraisal as a result of the transactions contemplated by the Reorganization Agreement. However, they have the right at any time prior to the consummation of such transaction to redeem their shares at net asset value. Shareholders of both of the funds have the right, under certain circumstances, to remove a Trustee and will be assisted in communicating with other shareholders for such purpose.

Strategic Short-Term Income Fund was organized in 1991 as a Massachusetts business trust and Limited-Term Government Fund was organized in 1986, also as a Massachusetts business trust. Both of the funds are open-end, diversified management investment companies, with an unlimited number of authorized shares of beneficial interest. Each of the funds is governed by a Board of Trustees (of which the members are the same) which has the power, without shareholder approval, to establish and designate one or more series and to divide unissued shares of Strategic Short-Term Income Fund or Limited-Term Government Fund into two or more classes. With respect to Strategic Short-Term Income Fund, the Board has done so, and it presently has two classes of shares, Class A and Class B. The Board has established three classes of shares with respect to Limited-Term Government Fund, Class A, Class B and Class C. With respect to Strategic Short-Term Income Fund and Limited-Term Government Fund, each class has its own dividends and distributions and pays certain expenses which will be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionately. Shares of a particular class vote together on matters that affect that class. Most Amendments to the Declaration of Trust require the approval of a "majority" (as defined in the Investment Company Act) of a fund's shareholders. Each fund's Declaration of Trust states that Class A and Class B shares, when issued and paid for, are fully paid and non-assessable. Under certain circumstances, shareholders of the funds may be held personally liable as partners for the funds' obligations, and under each Declaration of Trust such a shareholder is entitled to indemnification rights by the funds; the risk of a shareholder incurring any such loss is limited to the remote circumstances in which the fund is unable to meet its obligations.

Management and Distribution Arrangements

    The Manager, located at Two World Trade Center, New York, New York 10048-0203, acts as the investment adviser for Strategic Short-Term Income Fund and also acts as the investment adviser for Limited-Term Government Fund. The terms and conditions of the investment advisory agreement for each fund are substantially the same except for fees paid by each fund. The monthly management fee payable to the Manager by each fund is set forth under "Synopsis - Investment Advisory and Service Plan Fees." The 12b-1 Distribution and Service Plan fees paid by Strategic Short-Term Income Fund with respect to Class A and Class B shares and paid by Limited-Term Government Fund with respect to Class A and Class B shares of Limited-Term Government Fund are set forth above under "Synopsis - Investment Advisory and Service Plan Fees."

Pursuant to each investment advisory agreement, the Manager supervises the investment operations of the funds and the composition of their portfolios and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. Both investment advisory agreements require the Manager to provide Strategic Short-Term Income Fund and Limited-Term Government Fund with adequate office space, facilities and equipment and to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the funds, including the compilation and maintenance of records with respect to their operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of each fund.

For the fiscal year ended September 30, 1994, Strategic Short-Term Income Fund's management fee paid to the Manager was $222,890. The management fee paid by Strategic Short-Term Income Fund to the Manager for the six months ended March 31, 1995 was $101,024. For the fiscal year ended September 30, 1994, the management fee paid by Limited-Term Government Fund to the Manager was $976,513. For the six months ended March 31, 1995, the management fees paid by Limited-Term Government Fund were $694,013. However, independently of the advisory agreement with Strategic Short-Term Income Fund, the Manager has undertaken that the total expenses of Strategic Short-Term Income Fund in any fiscal year (including the management fee but exclusive of taxes, interest, brokerage commissions, distribution plan payments and any extraordinary non-recurring expenses, including litigation) shall not exceed the most stringent state regulatory limitation on fund expenses applicable to the funds. The Manager has made the same undertaking with respect to Limited-Term Government Fund. At present, that limitation is imposed by California and limits expenses (with specified exclusions) to 2.5% of the first $30 million of average annual net assets, 2% of the next $70 million and 1.5% of average annual net assets in excess of $100 million. Until December
1, 1993, the Manager had also undertaken to assume Strategic Short-Term Income Fund's expenses (other than extraordinary non-recurring expenses) to enable the Fund to pay a dividend of $.3056 per share per annum, with the limitation that the dividend could not exceed Strategic Short-Term Income Fund's annual gross earnings per share. The undertaking terminated December 1, 1993. Any assumption of either fund's expense, would lower Strategic Short-Term Income Fund's or Limited-Term Government Fund's overall expense ratio and increase its total return during each period in which expenses are limited. The Manager reserves the right to change or eliminate the expense limitations at any time and there can be no assurance as to the duration of the expense limitation by either fund. Since July 1, 1994, Limited-Term Government Fund has attempted to pay dividends on Class A shares at a constant level. The current Class A dividend will be reduced beginning with the dividend scheduled for payment on August 31, 1995. It is not expected that Limited-Term Government Fund will maintain a fixed dividend rate for Class B shares and there can be no assurance as to the payment of any dividends or the realization of any capital gains by either fund.

The Manager is controlled by OAC, a holding company owned in part by senior management of the Manager and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company that also advises pension plans and investment companies. The Manager has operated as an investment company adviser since 1959. The Manager and its affiliates currently advise investment companies with combined net assets aggregating over $32 billion as of March 31, 1995, with more than ___ million shareholder accounts. Oppenheimer Shareholder Services, a division of the Manager, acts as transfer and shareholder servicing agent on an at-cost basis for Strategic Short-Term Income Fund and Limited-Term Government Fund and for certain other open-end funds managed by the Manager and its affiliates.

The Distributor, under a General Distributor's Agreement for each of the funds, acts as the principal underwriter in the continuous public offering of Strategic Short-Term Income Fund's Class A and Class B shares, and Limited-Term Government Fund's Class A, Class B and Class C shares.
During Strategic Short-Term Income Fund's fiscal years ended September 30, 1994, the aggregate sales charges on sales of Strategic Short-Term Income Fund's Class A shares was $448,316, respectively, of which the Distributor and an affiliated broker-dealer retained in the aggregate $154,348.
During Strategic Short-Term Income Fund's fiscal year ended September 30, 1994, the contingent deferred sales charges collected on Strategic Short-Term Income Fund's Class B shares totalled $21,256. For the fiscal year ended September 30, 1994, the aggregate amount of sales charges on sales of Limited-Term Government Fund's Class A shares was $1,006,962, of which $310,375 was retained by the Distributor and an affiliated broker-dealer. Contingent deferred sales charges collected by the Distributor on the redemption of Class B shares and for the fiscal year ended September 30, 1994 totaled $36,866.

Purchase of Additional Shares

Class A shares of Strategic Short-Term Income Fund and Class A shares of Limited-Term Government Fund may be sold with an initial sales charge of 3.50% for purchases of less than $100,000. The sales charge of 3.50% is reduced for purchases of either fund's Class A shares of $100,000 or more. Class B shares of Strategic Short-Term Income Fund and Limited-Term Government Fund are sold at net asset value without an initial sales charge, however, if Class B shares of either fund are redeemed within five years of the end of the calendar month of their purchase, a contingent deferred sales charge may be deducted.

    The contingent deferred sales charge on Class B shares of Limited-Term Government Fund will only affect shareholders of Strategic Short-Term Income Fund to the extent that they desire to make additional purchases of Class B shares of Limited-Term Government Fund in addition to the shares which they will receive as a result of the Reorganization. The Class A and Class B shares to be issued under the Reorganization Agreement will be issued by Limited-Term Government Fund at net asset value without a sales charge. Future dividends and capital gain distributions of Limited-Term Government Fund, if any, may be reinvested without sales charge. Any Strategic Short-Term Income Fund shareholder who is entitled to a reduced sales charge on additional purchases by reason of a Letter of Intent or Rights of Accumulation based upon holdings of shares of Strategic Short-Term Income Fund will continue to be entitled to a reduced sales charge on any future purchase of shares of Limited-Term Government Fund.

                                 METHOD OF CARRYING OUT THE REORGANIZATION

The consummation of the transactions contemplated by the Reorganization Agreement is contingent upon the approval of the Reorganization by the shareholders of Strategic Short-Term Income Fund and the receipt of the opinions and certificates set forth in Sections 10 and 11 of the Reorganization Agreement and the occurrence of the events described in those Sections. Under the Reorganization Agreement, all the assets of Strategic Short-Term Income Fund, excluding the Cash Reserve, will be delivered to Limited-Term Government Fund in exchange for Class A and Class B shares of Limited-Term Government Fund. The Cash Reserve to be retained by Strategic Short-Term Income Fund will be sufficient in the discretion of the Board for the payment of Strategic Short-Term Income Fund's liabilities, and Strategic Short-Term Income Fund's expenses of liquidation.

    Assuming the shareholders of Strategic Short-Term Income Fund approve the Reorganization, the actual exchange of assets is expected to take place on September 20, 1995 or as soon thereafter as is practicable (the "Closing Date") on the basis of net asset values as of the close of business on the business day preceding the Closing Date (the "Valuation Date"). Under the Reorganization Agreement, all redemptions of shares of Strategic Short-Term Income Fund shall be permanently suspended on the Valuation Date; only redemption requests received in proper form on or prior to the close of business on that date shall be fulfilled by it; redemption requests received by Strategic Short-Term Income Fund after that date will be treated as requests for redemptions of Class A or Class B shares of Limited-Term Government Fund to be distributed to the shareholders requesting redemption. The exchange of assets for shares will be done on the basis of the per share net asset value of the Class
A and Class B shares of Limited-Term Government Fund, and the value of the assets of Strategic Short-Term Income Fund to be transferred as of the close of business on the Valuation Date, in the manner used by Limited-Term Government Fund in the valuation of assets. Limited-Term Government Fund is not assuming any of the liabilities of Strategic Short-Term Income Fund, except for portfolio securities purchased which have not settled and outstanding shareholder redemption and dividend checks.

The net asset value of the shares transferred by Limited-Term Government Fund to Strategic Short-Term Income Fund will be the same as the value of the assets of the portfolio received by Limited-Term Government Fund. For example, if, on the Valuation Date, Strategic Short-Term Income Fund were to have securities with a market value of $95,000 and cash in the amount of $10,000 (of which $5,000 was to be retained by it as the Cash Reserve), the value of the assets which would be transferred to Limited-Term Government Fund would be $100,000. If the net asset value per share of Limited-Term Government Fund were $10 per share at the close of business on the Valuation Date, the number of shares to be issued would be 10,000 ($100,000 divided by $10). These 10,000 shares of Limited-Term Government Fund would be distributed to the former shareholders of Strategic Short-Term Income Fund. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

After the Closing Date, Strategic Short-Term Income Fund will distribute on a pro rata basis to its shareholders of record on the Valuation Date the Class A and Class B shares of Limited-Term Government Fund received by Strategic Short-Term Income Fund at the closing, in liquidation of the outstanding shares of Strategic Short-Term Income Fund, and the outstanding shares of Strategic Short-Term Income Fund will be cancelled. To assist Strategic Short-Term Income Fund in this distribution, Limited-Term Government Fund will, in accordance with a shareholder list supplied by Strategic Short-Term Income Fund, cause its transfer agent to credit and confirm an appropriate number of shares of Limited-Term Government Fund to each shareholder of Strategic Short-Term Income Fund.
Certificates for Class A and Class B shares of Limited-Term Government Fund will be issued upon written request of a former shareholder of Strategic Short-Term Income Fund but only for whole shares with fractional shares credited to the name of the shareholder on the books of Limited-Term Government Fund. Former shareholders of Strategic Short-Term Income Fund who wish certificates representing their shares of Limited-Term Government Fund must, after receipt of their confirmations, make a written request to OSS, P.O. Box 5270, Denver, Colorado 80217. Shareholders of Strategic Short-Term Income Fund holding certificates representing their shares will not be required to surrender their certificates to anyone in connection with the Reorganization. After the Reorganization, however, it will be necessary for such shareholders to surrender such certificates in order to redeem, transfer, pledge or exchange any shares of Limited-Term Government Fund.

    Under the Reorganization Agreement, within one year after the Closing Date, Strategic Short-Term Income Fund shall: (a) either pay or make provision for all of its debts and taxes; and (b) either (i) transfer any remaining amount of the Cash Reserve to Limited-Term Government Fund, if such remaining amount is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of Strategic Short-Term Income Fund who were such on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deducting the estimated expenses of the distribution, equals or exceeds one cent per share of the number of Strategic Short-Term Income Fund shares outstanding on the Valuation Date. Within one year after the Closing Date, Strategic Short-Term Income Fund will complete its liquidation.

Under the Reorganization Agreement, either Strategic Short-Term Income Fund or Limited-Term Government Fund may abandon and terminate the Reorganization Agreement without liability if the other party breaches any material provision of the Reorganization Agreement or, if prior to the closing, any legal, administrative or other proceeding shall be instituted or threatened (i) seeking to restrain or otherwise prohibit the transactions contemplated by the Reorganization Agreement and/or (ii) asserting a material liability of either party, which proceeding or liability has not been terminated or the threat thereto removed prior to the Closing Date.

In the event that the Reorganization Agreement is not consummated for any reason, the Board will consider and may submit to the shareholders other alternatives.

                                               MISCELLANEOUS

Additional Information

Financial Information

    The Reorganization will be accounted for by the surviving fund in its financial statements similar to a pooling. Further financial information as to Strategic Short-Term Income Fund is contained in its current Prospectus, which is available without charge from Oppenheimer Shareholder Services, the Transfer Agent, P.O. Box 5270, Denver, Colorado 80217, and is incorporated herein, and in its audited financial statements as of September 30, 1994, and unaudited Semi-Annual Report as of March 31, 1995, which are included in the Additional Statement. Financial information for Limited-Term Government Fund is contained in its current Prospectus accompanying this Proxy Statement and Prospectus and incorporated herein, and in its audited financial statements as of September 30, 1994 and unaudited Semi-Annual Report as of March 31, 1995, which are included in the Statement of Additional Information to this Proxy Statement and Prospectus.

Public Information

Additional information about Strategic Short-Term Income Fund and Limited-Term Government Fund is available, as applicable, in the following documents which are incorporated herein by reference: (i) Limited-Term Government Fund's Prospectus dated February 1, 1995, supplemented April 20, 1995, May 15, 1995, and further supplemented July 14, 1995, accompanying this Proxy Statement and Prospectus and incorporated herein;
(ii) Strategic Short-Term Income Fund's Prospectus dated January 27, 1995, supplemented June 14, 1995, and further supplemented July 14, 1995, which may be obtained without charge by writing to OSS, P.O. Box 5270, Denver, Colorado 80217; (iii) Limited-Term Government Fund's Annual Report as of September 30, 1994 and unaudited Semi-Annual Report as of March 31, 1995, which may be obtained without charge by writing to OSS at the address indicated above; and (iv) Strategic Short-Term Income Fund's Annual Report as of September 30, 1994 and unaudited Semi-Annual Report as of March 31, 1995, which may be obtained without charge by writing to OSS at the address indicated above. All of the foregoing documents may be obtained by calling the toll-free number on the cover of this Proxy Statement and Prospectus.

Additional information about the following matters is contained in the Statement of Additional Information to this Proxy Statement and Prospectus, which incorporates by reference the Limited-Term Government Fund Additional Statement dated February 1, 1995, supplemented April 20, 1995 and further supplemented May 15, 1995, and Strategic Short-Term Income Fund's Prospectus dated January 27, 1995, supplemented June 14, 1995, and Statement of Additional Information dated January 27, 1995: the organization and operation of Limited-Term Government Fund and Strategic Short-Term Income Fund; more information on investment policies, practices and risks; information about Strategic Short-Term Income Fund's and Limited-Term Government Fund's Boards of Trustees and their responsibilities; a further description of the services provided by Limited-Term Government Fund's and Strategic Short-Term Income Fund's investment adviser, distributor, and transfer and shareholder servicing agent; dividend policies; tax matters; an explanation of the method of determining the offering price of the shares and/or contingent deferred sales charges, as applicable of Class A, B and C shares of Limited-Term Government Fund and Class A and Class B shares of Strategic Short-Term Income Fund; purchase, redemption and exchange programs; the different expenses paid by each class of shares; and distribution arrangements.

Strategic Short-Term Income Fund and Limited-Term Government Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the SEC. Proxy material, reports and other information about Strategic Short-Term Income Fund and Limited-Term Government Fund which are of public record can be inspected and copied at public reference facilities maintained by the SEC in Washington, D.C. and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549.

                                              OTHER BUSINESS

Management of Strategic Short-Term Income Fund knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.


By Order of the Board of Trustees


George C. Bowen, Secretary

July 17, 1995                                                   295

                                   AGREEMENT AND PLAN OF REORGANIZATION


     AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of __________________ by and between Oppenheimer Strategic Short-Term Income Fund ("Strategic Short-Term Income Fund"), a Massachusetts business trust, and Oppenheimer Limited-Term Government Fund ("Limited-Term Government Fund"), a Massachusetts business trust.

                                           W I T N E S S E T H:

        WHEREAS, the parties are each open-end investment companies of the management type; and

        WHEREAS, the parties hereto desire to provide for the reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), of Strategic Short-Term Income Fund through the acquisition by Limited-Term Government Fund of substantially all of the assets of Strategic Short-Term Income Fund in exchange for the voting shares of beneficial interest ("shares") of Class A and Class B shares of Limited-Term Government Fund and the assumption by Limited-Term Government Fund of certain liabilities of Strategic Short-Term Income Fund, which Class A and Class B shares of Limited-Term Government Fund are thereafter to be distributed by Strategic Short-Term Income Fund pro rata to its shareholders in complete liquidation of Strategic Short-Term Income Fund and complete cancellation of its shares;

        NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

        1. The parties hereto hereby adopt this Agreement and Plan of Reorganization (the "Agreement") pursuant to Section 368(a)(1) of the Code as follows: The reorganization will be comprised of the acquisition by Limited-Term Government Fund of substantially all of the properties and assets of Strategic Short-Term Income Fund in exchange for Class A and Class B shares of Limited-Term Government Fund and the assumption by Limited-Term Government Fund of certain liabilities of Strategic Short-Term Income Fund, followed by the distribution of such Class A and Class
B shares of Limited-Term Government Fund shares to the Class A and Class
B shareholders of Strategic Short-Term Income Fund in exchange for their Class A and Class B shares of Strategic Short-Term Income Fund, all upon and subject to the terms of the Agreement hereinafter set forth.

               The share transfer books of Strategic Short-Term Income Fund will be permanently closed at the close of business on the Valuation Date (as hereinafter defined) and only redemption requests received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by Strategic Short-Term Income Fund; redemption requests received by Strategic Short-Term Income Fund after that date shall be treated as requests for the redemption of the shares of Limited-Term Government Fund to be distributed to the shareholder in question as provided in Section 5.

        2. On the Closing Date (as hereinafter defined), all of the assets of Strategic Short-Term Income Fund on that date, excluding a cash reserve (the "Cash Reserve") to be retained by Strategic Short-Term Income Fund sufficient in its discretion for the payment of the expenses of Strategic Short-Term Income Fund's dissolution and its liabilities, but not in excess of the amount contemplated by Section 10E, shall be delivered as provided in Section 8 to Limited-Term Government Fund, in exchange for and against delivery to Strategic Short-Term Income Fund on the Closing Date of a number of Class A and Class B shares of Limited-Term Government Fund having an aggregate net asset value equal to the value of the assets of Strategic Short-Term Income Fund so transferred and delivered.

        3. The net asset value of Class A and Class B shares of Limited-Term Government Fund and the value of the assets of Strategic Short-Term Income Fund to be transferred shall in each case be determined as of the close of business of the New York Stock Exchange on the Valuation Date. The computation of the net asset value of the Class A and Class B shares of Limited-Term Government Fund and the Class A and Class B shares of
Strategic Short-Term Income Fund shall be done in the manner used by Limited-Term Government Fund and Strategic Short-Term Income Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses. The methods used by Limited-Term Government Fund in such computation shall be applied to the valuation of the assets of Strategic Short-Term Income Fund to be transferred to Limited-Term Government Fund.

               Strategic Short-Term Income Fund shall declare and pay, immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Strategic Short-Term Income Fund's shareholders all of Strategic Short-Term Income Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward).

        4. The closing (the "Closing") shall be at the office of Oppenheimer Management Corporation (the "Agent"), Two World Trade Center, Suite 3400,
New York, New York 10048, at 4:00 P.M. New York time on September 20,
1995, or at such other time or place as the parties may designate or as provided below (the "Closing Date"). The business day preceding the Closing Date is herein referred to as the "Valuation Date."

               In the event that on the Valuation Date either party has, pursuant to the Investment Company Act of 1940, as amended (the "Act"), or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefor, the Closing Date shall be postponed until the first business day after the date when both parties have ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to the Agreement shall be permitted to terminate the Agreement without liability for such termination.

        5. As soon as practicable after the closing, Strategic Short-Term Income Fund shall distribute on a pro rata basis to the shareholders of Strategic Short-Term Income Fund on the Valuation Date the Class A and Class B shares of Limited-Term Government Fund received by Strategic Short-Term Income Fund on the Closing Date in exchange for the assets of Strategic Short-Term Income Fund in complete liquidation of Strategic Short-Term Income Fund; for the purpose of the distribution by Strategic Short-Term Income Fund of Class A and Class B shares of Limited-Term Government Fund to its shareholders, Limited-Term Government Fund will promptly cause its transfer agent to: (a) credit an appropriate number of Class A and Class B shares of Limited-Term Government Fund on the books of Limited-Term Government Fund to each Class A and Class B shareholder, respectively of Strategic Short-Term Income Fund in accordance with a list (the "Shareholder List") of its shareholders received from Strategic Short-Term Income Fund; and (b) confirm an appropriate number of Class A and Class B shares of Limited-Term Government Fund to each shareholder of Strategic Short-Term Income Fund; certificates for Class A and Class B shares of Limited-Term Government Fund will be issued upon written request of a former shareholder of Strategic Short-Term Income Fund but only for whole shares with fractional shares credited to the name of the shareholder on the books of Limited-Term Government Fund.

               The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of Strategic Short-Term Income Fund, indicating his or her share balance. Strategic Short-Term Income Fund agrees to supply the Shareholder List to Limited-Term Government Fund not later than the Closing Date.
Shareholders of Strategic Short-Term Income Fund holding certificates representing their shares shall not be required to surrender their certificates to anyone in connection with the reorganization. After the Closing Date, however, it will be necessary for such shareholders to surrender their certificates in order to redeem, transfer or pledge the shares of Limited-Term Government Fund which they received.

        6. Within one year after the Closing Date, Strategic Short-Term Income Fund shall (a) either pay or make provision for payment of all of its liabilities and taxes, and (b) either (i) transfer any remaining amount of the Cash Reserve to Limited-Term Government Fund, if such remaining amount (as reduced by the estimated cost of distributing it to shareholders) is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of Strategic Short-Term Income Fund on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deduction of the estimated expenses of the distribution, equals or exceeds one cent per share of Strategic Short-Term Income Fund outstanding on the Valuation Date.

        7. Prior to the Closing Date, there shall be coordination between the parties as to their respective portfolios so that, after the closing, Limited-Term Government Fund will be in compliance with all of its investment policies and restrictions. At the Closing, Strategic Short-Term Income Fund shall deliver to Limited-Term Government Fund two copies of a list setting forth the securities then owned by Strategic Short-Term Income Fund. Promptly after the Closing, Strategic Short-Term Income Fund shall provide Limited-Term Government Fund a list setting forth the respective federal income tax bases thereof.

        8. Portfolio securities or written evidence acceptable to Limited-Term Government Fund of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by Strategic Short-Term Income Fund pursuant to Rule 17f-4 or Rule 17f-5 under the Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by Strategic Short-Term Income Fund on the Closing Date to Limited-Term Government
Fund, or at its direction, to its custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any. The cash delivered shall be in the form of certified or bank cashiers' checks or by bank wire or intra-bank transfer payable to the order of Limited-Term Government Fund for the account of Limited-Term Government Fund. Shares of Limited-Term
Government Fund representing the number of shares of Limited-Term Government Fund being delivered against the assets of Strategic Short-Term Income Fund, registered in the name of Strategic Short-Term Income Fund, shall be transferred to Strategic Short-Term Income Fund on the Closing Date. Such shares shall thereupon be assigned by Strategic Short-Term Income Fund to its shareholders so that the shares of Limited-Term Government Fund may be distributed as provided in Section 5.

               If, at the Closing Date, Strategic Short-Term Income Fund is unable to make delivery under this Section 8 to Limited-Term Government Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by Strategic Short-Term Income Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or Strategic Short-Term Income Fund's custodian, then the delivery requirements of this Section 8 with respect to said undelivered securities or cash will be waived and Strategic Short-Term Income Fund will deliver to Limited-Term Government Fund by or on the Closing Date and with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to Limited-Term Government Fund, together with such other documents, including a due bill or due bills and brokers' confirmation slips as may reasonably be required by Limited-Term
Government Fund.

        9. Limited-Term Government Fund shall not assume the liabilities (except for portfolio securities purchased which have not settled and for shareholder redemption and dividend checks outstanding) of Strategic Short-Term Income Fund, but Strategic Short-Term Income Fund will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date. The cost of printing and mailing the proxies and proxy statements will be borne by Strategic Short-Term Income Fund. Strategic Short-Term Income Fund and Limited-Term Government Fund will bear the cost of their respective tax opinion. Any documents such as existing prospectuses or annual reports that are included in that mailing will be a cost of the fund issuing the document. Any other out-of-pocket expenses of Limited-Term Government Fund and Strategic Short-Term Income Fund associated with this reorganization, including legal, accounting and transfer agent expenses, will be borne by Strategic Short-Term Income Fund and Limited-Term Government Fund, respectively, in the amounts so incurred by each.

        10. The obligations of Limited-Term Government Fund hereunder shall be subject to the following conditions:

               A. The Board of Trustees of Strategic Short-Term Income Fund shall have authorized the execution of the Agreement, and the shareholders of Strategic Short-Term Income Fund shall have approved the Agreement and the transactions contemplated thereby, and Strategic Short-Term Income
Fund shall have furnished to Limited-Term Government Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of Strategic Short-Term Income Fund; such shareholder approval shall have been by the affirmative vote of "a majority of the outstanding voting securities" (as defined in the Act) of Strategic Short-Term Income Fund at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined).

               B. Limited-Term Government Fund shall have received an opinion dated the Closing Date of counsel to Strategic Short-Term Income Fund, to the effect that (i) Strategic Short-Term Income Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with full powers to carry on its business as then being conducted and to enter into and perform the Agreement; and (ii) that all action necessary to make the Agreement, according to its terms, valid, binding and enforceable on Strategic Short-Term Income Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by Strategic Short-Term
Income Fund.

               C. The representations and warranties of Strategic Short-Term Income Fund contained herein shall be true and correct at and as of the Closing Date, and Limited-Term Government Fund shall have been furnished with a certificate of the President, or a Vice President, or the Secretary or the Assistant Secretary or the Treasurer of Strategic Short-Term Income Fund, dated the Closing Date, to that effect.

               D. On the Closing Date, Strategic Short-Term Income Fund shall have furnished to Limited-Term Government Fund a certificate of the Treasurer or Assistant Treasurer of Strategic Short-Term Income Fund as to the amount of the capital loss carry-over and net unrealized appreciation or depreciation, if any, with respect to Strategic Short-Term Income Fund as of the Closing Date.

               E. The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Strategic Short-Term Income Fund at the close of business on the Valuation Date.

               F. A Registration Statement on Form N-14 filed by Limited-Term Government Fund under the Securities Act of 1933, as amended (the "1933
Act"), containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act not later than August 31, 1995.

               G. On the Closing Date, Limited-Term Government Fund shall have received a letter of Andrew J. Donohue or other senior executive officer of Oppenheimer Management Corporation acceptable to Limited-Term
Government Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material actual or contingent liabilities of Strategic Short-Term Income Fund arising out of litigation brought against Strategic Short-Term Income Fund or claims asserted against it, or pending or to the best of his or her knowledge threatened claims or litigation not reflected in or apparent from the most recent audited financial statements and footnotes thereto of Strategic Short-Term Income Fund delivered to Limited-Term Government Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

               H. Limited-Term Government Fund shall have received an opinion, dated the Closing Date, of Deloitte & Touche LLP, to the same effect as the opinion contemplated by Section 11.E. of the Agreement.

               I. Limited-Term Government Fund shall have received at the closing all of the assets of Strategic Short-Term Income Fund to be conveyed hereunder, which assets shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

        11. The obligations of Strategic Short-Term Income Fund hereunder shall be subject to the following conditions:

               A. The Board of Trustees of Limited-Term Government Fund shall have authorized the execution of the Agreement, and the transactions contemplated thereby, and Limited-Term Government Fund shall have furnished to Strategic Short-Term Income Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of Limited-Term Government Fund.

               B. Strategic Short-Term Income Fund's shareholders shall have approved the Agreement and the transactions contemplated hereby, by an affirmative vote of "a majority of the outstanding voting securities" (as defined in the Act) of Strategic Short-Term Income Fund, and Strategic Short-Term Income Fund shall have furnished Limited-Term Government Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of Strategic Short-Term Income Fund.

               C. Strategic Short-Term Income Fund shall have received an opinion dated the Closing Date of counsel to Limited-Term Government Fund, to the effect that (i) Limited-Term Government Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with full powers to carry on its business as then being conducted and to enter into and perform the Agreement; (ii) all action necessary to make the Agreement, according to its terms, valid, binding and enforceable upon Limited-Term Government Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by Limited-Term Government Fund, and (iii) the shares of Limited-Term Government Fund to be issued hereunder are duly authorized and when issued will be validly issued, fully-paid and non-assessable, except as set forth in Limited-Term Government Fund's then current Prospectus and Statement of Additional Information.

               D. The representations and warranties of Limited-Term Government Fund contained herein shall be true and correct at and as of the Closing Date, and Strategic Short-Term Income Fund shall have been furnished with a certificate of the President, a Vice President or the Secretary or an Assistant Secretary or the Treasurer of Limited-Term Government Fund to that effect dated the Closing Date.

               E. Strategic Short-Term Income Fund shall have received an opinion of Deloitte & Touche LLP to the effect that the Federal tax consequences of the transaction, if carried out in the manner outlined in this Plan of Reorganization and in accordance with (i) Strategic Short-Term Income Fund's representation that there is no plan or intention by any Fund shareholder who owns 5% or more of Strategic Short-Term Income Fund's outstanding shares, and, to Strategic Short-Term Income Fund's best knowledge, there is no plan or intention on the part of the remaining Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Limited-Term Government Fund shares received in the transaction that would reduce Strategic Short-Term Income Fund shareholders' ownership of Limited-Term Government Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Strategic Short-Term Income Fund shares as of the same date, and (ii) the representation by each of Strategic Short-Term Income Fund and Limited-Term Government Fund that, as of the Closing Date, Strategic Short-Term Income Fund and Limited-Term Government Fund will qualify as regulated investment companies or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code, will be as follows:

                       1. The transactions contemplated by the Agreement will qualify as a tax-free "reorganization" within the meaning of Section
368(a)(1) of the Code, and under the regulations promulgated thereunder.

                       2. Strategic Short-Term Income Fund and Limited-Term Government Fund will each qualify as a "party to a reorganization" within the meaning of Section 368(b)(2) of the Code.

            3. No gain or loss will be recognized by the shareholders of Strategic Short-Term Income Fund upon the distribution of shares of beneficial interest in Limited-Term Government Fund to the shareholders of Strategic Short-Term Income Fund pursuant to Section 354 of the Code.

                       4. Under Section 361(a) of the Code no gain or loss will be recognized by Strategic Short-Term Income Fund by reason of the transfer of substantially all its assets in exchange for shares of Limited-Term Government Fund.

               5. Under Section 1032 of the Code no gain or loss will be recognized by Limited-Term Government Fund by reason of the transfer of substantially all Strategic Short-Term Income Fund's assets in exchange for Class A and Class B shares of Limited-Term Government Fund and Limited-Term Government Fund's assumption of certain liabilities of Strategic Short-Term Income Fund.

                       6. The shareholders of Strategic Short-Term Income Fund will have the same tax basis and holding period for the Class A or Class
B shares of beneficial interest in Limited-Term Government Fund that they receive as they had for Strategic Short-Term Income Fund shares that they previously held, pursuant to Section 358(a) and 1223(1), respectively, of the Code.

                       7. The securities transferred by Strategic Short-Term Income Fund to Limited-Term Government Fund will have the same tax basis and holding period in the hands of Limited-Term Government Fund as they had for Strategic Short-Term Income Fund, pursuant to Section 362(b) and 1223(1), respectively, of the Code.

               F. The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Strategic Short-Term Income Fund at the close of business on the Valuation Date.

               G. A Registration Statement on Form N-14 filed by Oppenheimer Limited-Term Government Fund under the 1933 Act, containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act not later than August 31, 1995.

               H. On the Closing Date, Strategic Short-Term Income Fund shall have received a letter of Andrew J. Donohue or other senior executive officer of Oppenheimer Management Corporation acceptable to Strategic Short-Term Income Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material actual or contingent liabilities of Limited-Term Government Fund arising out of litigation brought against Limited-Term Government Fund or claims asserted against it, or pending or, to the best of his or her knowledge, threatened claims or litigation not reflected in or apparent by the most recent audited financial statements and footnotes thereto of Limited-Term Government Fund delivered to Strategic Short-Term Income Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

               I. Strategic Short-Term Income Fund shall acknowledge receipt of the shares of Limited-Term Government Fund.

        12. Strategic Short-Term Income Fund hereby represents and warrants that:

               A. The financial statements of Strategic Short-Term Income Fund as at September 30, 1994 (audited) and March 31, 1995 (unaudited) heretofore furnished to Limited-Term Government Fund, present fairly the financial position, results of operations, and changes in net assets of Strategic Short-Term Income Fund as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from September 30, 1994 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of Strategic Short-Term Income Fund, it being agreed that a decrease in the size of Strategic Short-Term Income Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

               B. Contingent upon approval of the Agreement and the transactions contemplated thereby by Strategic Short-Term Income Fund's shareholders, Strategic Short-Term Income Fund has authority to transfer all of the assets of Strategic Short-Term Income Fund to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever;

               C. The Prospectus, as amended and supplemented, contained in Strategic Short-Term Income Fund's Registration Statement under the 1933 Act, as amended, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

               D. There is no material contingent liability of Strategic Short-Term Income Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Strategic Short-Term Income Fund, threatened against Strategic Short-Term Income Fund, not reflected in such Prospectus;

               E. There are no material contracts outstanding to which Strategic Short-Term Income Fund is a party other than those ordinary in the conduct of its business;

               F. Strategic Short-Term Income Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; and has all necessary and material Federal and state authorizations to own all of its assets and to carry on its business as now being conducted; and Strategic Short-Term Income Fund is duly registered under the Act and such registration has not been rescinded or revoked and is in full force and effect;

               G. All Federal and other tax returns and reports of Strategic Short-Term Income Fund required by law to be filed have been filed, and all Federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Strategic Short-Term Income Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Strategic Short-Term Income Fund ended September
30, 1994 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due; and

               H. Strategic Short-Term Income Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, Strategic Short-Term Income Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Strategic Short-Term Income Fund intends to meet such requirements with respect to its current taxable year.

        13. Limited-Term Government Fund hereby represents and warrants that:

               A. The financial statements of Limited-Term Government Fund as at September 30, 1994 (audited) and March 31, 1995 (unaudited) heretofore furnished to Strategic Short-Term Income Fund, present fairly the financial position, results of operations, and changes in net assets of Limited-Term Government Fund, as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from September 30, 1994 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of Limited-Term Government Fund, it being understood that a decrease in the size of Limited-Term Government Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change;

               B. The Prospectus, as amended and supplemented, contained in Limited-Term Government Fund's Registration Statement under the 1933 Act, is true, correct and complete, conforms to the requirements of the 1933
Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

               C. There is no material contingent liability of Limited-Term Government Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Limited-Term Government Fund, threatened against Limited-Term Government Fund, not reflected in such Prospectus;

               D. There are no material contracts outstanding to which Limited-Term Government Fund is a party other than those ordinary in the conduct of its business;

               E. Limited-Term Government Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; has all necessary and material Federal and state authorizations to own all its properties and assets and to carry on its business as now being conducted; the shares of Limited-Term Government Fund which it issues to Strategic Short-Term Income Fund pursuant to the Agreement will be duly authorized, validly issued, fully-paid and non-assessable, except as otherwise set forth in Limited-Term Government Fund's Registration Statement; and will conform to the description thereof contained in Limited-Term Government Fund's Registration Statement, will be duly registered under the 1933 Act and in the states where registration is required; and Limited-Term Government Fund is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

               F. All Federal and other tax returns and reports of Limited-Term Government Fund required by law to be filed have been filed, and all Federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Limited-Term Government Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Limited-Term Government Fund ended September 30, 1994 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due;

               G. Limited-Term Government Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, Limited-Term Government Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Limited-Term Government Fund intends to meet such requirements with respect to its current taxable year;

               H. Limited-Term Government Fund has no plan or intention (i) to dispose of any of the assets transferred by Strategic Short-Term Income Fund, other than in the ordinary course of business, or (ii) to redeem or reacquire any of the shares issued by it in the reorganization other than pursuant to valid requests of shareholders; and

               I. After consummation of the transactions contemplated by the Agreement, Limited-Term Government Fund intends to operate its business in a substantially unchanged manner.

        14. Each party hereby represents to the other that no broker or finder has been employed by it with respect to the Agreement or the transactions contemplated hereby. Each party also represents and warrants to the other that the information concerning it in the Proxy Statement and Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles applied on a basis consistent with the preceding year. Each party also represents and warrants to the other that the Agreement is valid, binding and enforceable in accordance with its terms and that the execution, delivery and performance of the Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party.

        15. Limited-Term Government Fund agrees that it will prepare and file a Registration Statement on Form N-14 under the 1933 Act which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the 1933 Act. The final form of such proxy statement and prospectus is referred to in the Agreement as the "Proxy Statement and Prospectus." Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Proxy Statement and Prospectus as may be necessary or desirable in this connection. Strategic Short-Term Income Fund covenants and agrees to deregister as an investment company under the Investment Company Act of 1940, as amended, as soon as practicable and to cause the cancellation of its outstanding shares pursuant to the terms of this Agreement.

        16. The obligations of the parties under the Agreement shall be subject to the right of either party to abandon and terminate the Agreement without liability if the other party breaches any material provision of the Agreement or if any material legal, administrative or other proceeding shall be instituted or threatened between the date of the Agreement and the Closing Date (i) seeking to restrain or otherwise prohibit the transactions contemplated hereby and/or (ii) asserting a material liability of either party, which proceeding has not been terminated or the threat thereof removed prior to the Closing Date.

        17. The Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to the Agreement shall not be assignable.

        18. All prior or contemporaneous agreements and representations are merged into the Agreement, which constitutes the entire contract between the parties hereto. No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgement of such waiver.

        19. Strategic Short-Term Income Fund understands that the obligations of Limited-Term Government Fund under the Agreement are not binding upon any Trustee or shareholder of Limited-Term Government Fund personally, but bind only Limited-Term Government Fund and Limited-Term Government Fund's property. Strategic Short-Term Income Fund represents that it has notice of the provisions of the Declaration of Trust of Limited-Term Government Fund disclaiming shareholder and Trustee liability for acts or obligations of Limited-Term Government Fund.

        20. Limited-Term Government Fund understands that the obligations of Strategic Short-Term Income Fund under the Agreement are not binding upon any Trustee or shareholder of Strategic Short-Term Income Fund personally, but bind only Strategic Short-Term Income Fund and Strategic Short-Term Income Fund's property. Limited-Term Government Fund represents that it has notice of the provisions of the Declaration of Trust of Strategic Short-Term Income Fund disclaiming shareholder and Trustee liability for acts or obligations of Strategic Short-Term Income Fund.

        IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

    Attest:                      OPPENHEIMER STRATEGIC SHORT-TERM INCOME
                                   FUND



__________________________       By:__________________________________



Attest:                          OPPENHEIMER LIMITED-TERM GOVERNMENT FUND



__________________________       By:_________________________________

    Oppenheimer Strategic Short-Term       Proxy for Shareholders Meeting
Income Fund - Class A Shares           To Be Held September 20, 1995

Your shareholder                       Your prompt response can save vote
is important!                        your Fund the expense of another
                                      mailing.

                                    Please mark your proxy on the reverse
                                    side, date and sign it, and return
                                    it promptly in the accompanying
                                    envelope, which requires no postage
                                    if mailed in the United States.

                                     Please detach at perforation before
                                     mailing.

                               OPPENHEIMER STRATEGIC SHORT-TERM INCOME FUND

                                  PROXY FOR SPECIAL SHAREHOLDERS MEETING
                                       TO BE HELD SEPTEMBER 20, 1995

The undersigned shareholder of Oppenheimer Strategic Short-Term Income Fund (the "Fund"), does hereby appoint George C. Bowen, Rendle Myer, Robert Bishop and Scott Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of Oppenheimer Strategic Short-Term Income Fund to be held on September 20, 1995, at 3410 South Galena Street, Denver, Colorado at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on the Proposal specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHO RECOMMENDS A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR IF NO CHOICE IS
INDICATED.

Please mark your proxy, date and sign it on the reverse side and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

The Proposal:

        To approve an Agreement and Plan of Reorganization between Oppenheimer Strategic Short-Term Income Fund and Oppenheimer Limited-Term Government Fund, and the transactions contemplated thereby, including the transfer of substantially all the assets of Oppenheimer Strategic Short-Term Income Fund, in exchange for Class A and Class
        B shares of Limited-Term Government Fund. The distribution of such shares to the Class A and Class B shareholders of Oppenheimer Strategic Short-Term Income Fund in complete liquidation of Oppenheimer Strategic Short-Term Income Fund, the de-registration of Oppenheimer Strategic Short-Term Income Fund as an investment company under the Investment Company Act of 1940, as amended, and the cancellation of the outstanding shares of Oppenheimer Strategic Short-Term Income Fund (the "Proposal").

                  FOR____          AGAINST____          ABSTAIN____


                       Dated:        ___________________________, 1995
                                     (Month)           (Day)
                                     ___________________________________
                                             Signature(s)
                                     ___________________________________
                                             Signature(s)

                              Please read both sides of this ballot.


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give his or her title.

    Oppenheimer Strategic Short-Term          Proxy for Shareholders
Meeting Income Fund - Class B Shares              To Be Held September 20,
1995

Your shareholder                          Your prompt response can save
vote is important!                        your Fund the expense of another
                                          mailing.

                                    Please mark your proxy on the reverse
                                    side, date and sign it, and return
                                    it promptly in the accompanying
                                    envelope, which requires no postage
                                    if mailed in the United States.

                                    Please detach at perforation before
                                    mailing.

                               OPPENHEIMER STRATEGIC SHORT-TERM INCOME FUND

                                  PROXY FOR SPECIAL SHAREHOLDERS MEETING
                                       TO BE HELD SEPTEMBER 20, 1995

The undersigned shareholder of Oppenheimer Strategic Short-Term Income Fund (the "Fund"), does hereby appoint George C. Bowen, Rendle Myer, Robert Bishop and Scott Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of Oppenheimer Strategic Short-Term Income Fund to be held on September 20, 1995, at 3410 South Galena Street, Denver, Colorado at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on the Proposal specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHO RECOMMENDS A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR IF NO CHOICE IS
INDICATED.

Please mark your proxy, date and sign it on the reverse side and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

The Proposal:

        To approve an Agreement and Plan of Reorganization between Oppenheimer Strategic Short-Term Income Fund and Oppenheimer Limited-Term Government Fund, and the transactions contemplated thereby, including the transfer of substantially all the assets of Oppenheimer Strategic Short-Term Income Fund, in exchange for Class A and Class
        B shares of Limited-Term Government Fund. The distribution of such shares to the Class A and Class B shareholders of Oppenheimer Strategic Short-Term Income Fund in complete liquidation of Oppenheimer Strategic Short-Term Income Fund, the de-registration of Oppenheimer Strategic Short-Term Income Fund as an investment company under the Investment Company Act of 1940, as amended, and the cancellation of the outstanding shares of Oppenheimer Strategic Short-Term Income Fund (the "Proposal").

                  FOR____          AGAINST____          ABSTAIN____


                       Dated:        ___________________________, 1995
                                     (Month)           (Day)
                                     ___________________________________
                                             Signature(s)
                                     ___________________________________
                                             Signature(s)

                              Please read both sides of this ballot.


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give his or her title.

                               OPPENHEIMER STRATEGIC SHORT-TERM INCOME FUND
                           Two World Trade Center, New York, New York 10048-0203
                                              1-800-525-7048

                                                  PART B

                                    STATEMENT OF ADDITIONAL INFORMATION
                                               July 17, 1995

                                    ___________________________________

        This Statement of Additional Information of Oppenheimer Limited-Term Government Fund consists of this cover page and the following documents:

    1. Prospectus of Oppenheimer Limited-Term Government Fund dated February 1, 1995, supplemented April 20, 1995, and further supplemented May 15, 1995, previously filed June 15, 1995 with Registrant's N-14 and is incorporated herein by reference. A Supplement to the Prospectus dated July 14, 1995 is filed herewith and incorporated by reference.

2. Statement of Additional Information of Oppenheimer Limited-Term Government Fund dated February 1, 1995, previously filed June 15, 1995 with Registrant's N-14 and is incorporated herein by reference. A Supplement to the Statement of Additional Information dated July 14, 1995 is filed herewith and incorporated by reference.

3. Prospectus of Oppenheimer Strategic Short-Term Income Fund dated January 27, 1995, supplemented June 14, 1995, previously filed June 15, 1995 with Registrant's N-14 and is incorporated herein by reference. A Supplement to the Prospectus dated July 14, 1995 is filed herewith and incorporated by reference.

4. Statement of Additional Information of Oppenheimer Strategic Short-Term Income Fund dated January 27, 1995, previously filed June 15, 1995 with Registrant's N-14 and is incorporated herein by reference. A Supplement to the Statement of Additional Information dated July 14, 1995 is filed herewith and incorporated by reference.

5. Limited-Term Government Fund's Annual Report as of September 30, 1994, filed herewith and is incorporated herein by reference.

6. Limited-Term Government Fund's Semi-Annual Report as of March 31, 1995, filed herewith and is incorporated herein by reference.

7. Strategic Short-Term Income Fund's Annual Report as of September 30, 1994, filed herewith and is incorporated herein by reference.

8. Strategic Short-Term Income Fund's Semi-Annual Report (unaudited) as of March 31, 1995, filed herewith and is incorporated herein by reference.

        This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Proxy Statement and Prospectus, which may be obtained by written request to Oppenheimer Shareholder Services ("OSS"), P.O. Box 5270, Denver, Colorado 80217, or by calling OSS at the toll-free number shown above.

                               OPPENHEIMER STRATEGIC SHORT-TERM INCOME FUND
                                      Supplement dated July 14, 1995
                                 to the Prospectus dated January 27, 1995

The following changes are made to the Prospectus:

1.      The supplement dated June 14, 1995 is replaced by this supplement.

2. The last line of the "Shareholder Transaction Expenses" chart in "Expenses" on page 3 is amended by deleting the references to the $5.00 Exchange Fee and inserting "None" under the headings Class A Shares and Class B Shares.

3. Footnote 1 under the "Shareholder Transaction Expenses" chart in "Expenses" on page 3 is changed to read as follows:

        1. If you invest more than $1 million (more than $500,000 for purchases by OppenheimerFunds prototype 401(k) plans) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month in which you purchased those shares. See "How to Buy Shares -- Class A Shares," below.

4. Footnote 2 under the "Shareholder Transaction Expenses" chart in "Expenses" on page 3 is deleted.

5. The following paragraphs are added at the end of "How the Fund is Managed" on page 17:

        The Board of Trustees of Oppenheimer Strategic Short-Term Income Fund (referred to as "Strategic Short-Term Income Fund" or the "Fund") has determined that it is in the best interest of the Fund's shareholders that the Fund reorganize with and into Oppenheimer Limited-Term Government Fund ("Limited-Term Government Fund"). The Board unanimously approved the terms of an agreement and plan of reorganization to be entered into between these funds (the "reorganization plan") and the transactions contemplated (the transactions are referred to as the "reorganization"). The Board further determined that the reorganization should be submitted to the Fund's shareholders for approval, and recommended that shareholders approve the reorganization.

        Pursuant to the reorganization plan, (i) substantially all of the assets of the Fund would be exchanged for Class A and Class B shares of Limited-Term Government Fund, (ii) these shares of Limited-Term Government Fund would be distributed to the shareholders of the Fund, (iii) Strategic Short-Term Income Fund would be liquidated, and (iv) the outstanding shares of Strategic Short-Term Income Fund would be cancelled. It is expected that the reorganization will be tax-free, pursuant to
        Section 368(a)(1) of the Internal Revenue Code of 1986, as amended, and the Fund will request an opinion of tax counsel to that effect.

        A meeting of the shareholders of Strategic Short-Term Income Fund is expected to be held on or about August 30, 1995 to vote on the reorganization. Approval of the reorganization requires the affirmative vote of a majority of the outstanding shares of the Fund (the term "majority" is defined in the Investment Company Act as a special majority. It is also explained in the Statement of Additional Information). There is no assurance that Strategic Short-Term Income Fund's shareholders will approve the reorganization. Details about the proposed reorganization will be contained in a proxy statement and other soliciting materials sent to Strategic Short-Term Income Fund's shareholders of record on June 2, 1995. Persons who become shareholders of the Fund after the record date for the shareholder meeting will not be entitled to vote on the reorganization.

6. In "How to Buy Shares," the section entitled "Class A Shares" under "Classes of Shares" on page 19 is changed to read as follows:

        If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by OppenheimerFunds prototype 401(k) plans). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for OppenheimerFunds prototype 401(k) plans) in shares of one or more OppenheimerFunds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Class A Shares" below.

7. In "How to Buy Shares," the section entitled "Which Class of Shares Should You Choose?" on page 20 is changed by adding a new final sentence to the second paragraph of that section as follows:

        The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

8. In "How to Buy Shares," the first paragraph of the section "Class A Contingent Deferred Sales Charge" on page 22 is amended in its entirety to read as follows:

        There is no initial sales charge on purchases of Class A shares of any one or more of the OppenheimerFunds in the following cases:
            - purchases aggregating $1 million or more, or
            - purchases by an OppenheimerFunds prototype 401(k) plan that: (1) buys shares costing $500,000 or more or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more.

            Shares of any of the OppenheimerFunds that offers only one class of shares that has no designation are considered "Class
        A shares" for this purpose. The Distributor pays dealers of record commissions on those purchases in an amount equal to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on the amount of those purchases in excess of $1 million ($500,000 for purchases by OppenheimerFunds 401(k) prototype plans) that were not previously subject to a front-end sales charge and dealer commission.

9. In "Reduced Sales Charges for Class A Purchases" on page 23, the first sentence of the section "Right of Accumulation" is changed to read as follows:

        To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors.

The first two sentences of the second paragraph of that section are revised to read as follows:

            Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other OppenheimerFunds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also count Class A and Class B shares of OppenheimerFunds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold that investment in one of the OppenheimerFunds.

10. The first sentence of the section entitled "Letter of Intent" on page 23 is revised to read as follows:

        Under a Letter of Intent, if you purchase Class A shares or Class A shares and Class B shares of the Fund and other OppenheimerFunds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period.

11. In the section entitled "Waivers of Class A Sales Charges" on pages 23 and 24, the following changes are made:

The first sentence of the first paragraph is replaced by a new introductory paragraph set forth below and the list of circumstances describing the sales charge waivers follows a new initial sentence:

        - Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

            Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

The introductory phrase preceding the list of sales charge waivers in the second paragraph is replaced by the following and a new subsection (d) is added to that same paragraph following subsection (c):

            Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:
        . . .
            (d) shares purchased and paid for with the proceeds of shares redeemed in the prior 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc.
        that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver.

The third paragraph of that section is revised to read as follows:

            Waivers of the Class A Contingent Deferred Sales Charge. The Class A contingent deferred sales charge does not apply to purchases of Class A shares at net asset value without sales charge as described in the two sections above. It is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
            - for retirement distributions or loans to participants or beneficiaries from qualified retirement plans, deferred compensation plans or other employee benefit plans, including OppenheimerFunds prototype 401(k) plans (these are all referred to as "Retirement Plans"); or
            - to return excess contributions made to Retirement Plans; or
            - to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value; or
            - involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below); or
            - if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase); or
            - for distributions from OppenheimerFunds prototype 401(k) plans for any of the following cases or purposes: (1) following the death or disability (as defined in the Internal Revenue
        Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) hardship withdrawals, as defined in the plan;
        (3) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (4) to meet the minimum distribution requirements of the Internal Revenue Code; (5) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code, or (6) separation from service.

12. The first paragraph of the section entitled "Waivers of Class B Sales Charge" on page 25 is amended by replacing the introductory phrase of that paragraph with the sentences below and adding a new section at the end of that paragraph as follows:

        - Waivers of Class B Sales Charge. The Class B contingent deferred sales charge will not be applied to shares purchased in certain types of transactions nor will it apply to Class B shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

            Waivers for Redemptions of Shares in Certain Cases. The Class B contingent deferred sales charge will be waived for redemptions of shares in the following cases:
            . . . .
            (5) for distributions from OppenheimerFunds prototype 401(k) plans (a) for hardship withdrawals; (b) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (c) to meet minimum distribution requirements as defined in the Internal Revenue Code; (d) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; or (e) for separation from service.

13. In the section entitled "Reinvestment Privilege" on page 27, the first three sentences are revised to read as follows:

        If you redeem some or all of your Class A or B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other OppenheimerFunds without paying a sales charge.

        This privilege applies to Class A shares that your purchased subject to an initial sales charge and to Class A or B shares on which you paid a contingent deferred sales charge when you redeemed them.

14. In the section entitled "Retirement Plans" on page 27, the following is added to the list of plans offered by the Distributor:

        - 401(k) prototype retirement plans for businesses

15. The first paragraph of the section entitled "How to Exchange Shares" on page 29 is amended by deleting the second and third sentences.



July 14, 1995                                            PS0295.003

                               OPPENHEIMER STRATEGIC SHORT-TERM INCOME FUND
                                   Supplement dated July 14, 1995 to the
                 Statement of Additional Information dated January 27, 1995

The Statement of Additional Information is amended as follows:

1. In the section entitled "Letters of Intent" on pages 39 and 40, the first paragraph in that section is replaced by the following:

        - Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other OppenheimerFunds during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other OppenheimerFunds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

2. In the section entitled "Letters of Intent" on page 40, a new third paragraph is added as follows:

        For purchases of shares of the Fund and other OppenheimerFunds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

3. In the section entitled "Terms of Escrow for Letters of Intent" on page 41, item 5 of that section is replaced by the following:

        5.  The shares eligible for purchase
        under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares acquired subject to a contingent deferred sales charge, and (c) Class A or B shares acquired by reinvestment of dividends and distributions or acquired in exchange for either (i) Class A shares of one of the other OppenheimerFunds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other OppenheimerFunds that were acquired subject to a contingent deferred sales charge.

4. In the section entitled "Distributions from Retirement Plans" on page 43, the phrase "401(k) plans" is added after "403(b)(7) custodial plans" in the first sentence, and the third sentence of that section is revised to read as follows:

        Participants, other than self-employed persons maintaining a plan account in their own name) in OppenheimerFunds-sponsored prototype pension, profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their account under those plans.

5. In the section entitled "Special Arrangements for Repurchase of Shares from Dealers and Brokers" on page 43, the last sentence of that section is revised to read as follows:

        Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

6. In the section entitled "How to Exchange Shares" on page 46, the second full paragraph is changed by adding new third and fourth sentences as follows:

        However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other OppenheimerFunds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege.



July 14, 1995                                           PX0295.002

                                 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND
                                   Supplement dated July 14, 1995 to the
                                     Prospectus dated February 1, 1995

The following changes are made to the Prospectus:

1. The supplement dated April 20, 1995 to the Prospectus is replaced by this supplement.

2. Under "Expenses" on page 3, the chart "Shareholder Transaction Expenses" is amended by deleting the references to the $5.00 fee for "Exchanges" and inserting "None" on that line under the headings for Class A Shares, Class B Shares and Class C Shares. Footnote 1 under the chart is changed to read as follows:

        1. If you invest $1 million or more ($500,000 or more for purchases by OppenheimerFunds prototype 401(k) plans) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month in which you purchased those shares. See "How to Buy Shares -- Class A Shares," below.

Existing footnote 3 is deleted from that chart. A new line, entitled "Redemption Fee" is added to the chart with the word "None" under the headings for Class A, B and C shares, with a reference to a new footnote
(3) after each, and the footnote is added under the chart as follows: "(3) There is a $10 transaction fee for redemptions paid by Federal Funds wire, but not for redemptions paid by check or by ACH wire through AccountLink, or for which checkwriting privileges are used (see 'How To Sell Shares')."

3. In "How to Buy Shares," the section entitled "Class A Shares" on page 15 under "Classes of Shares" is changed to read as follows:

        If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by OppenheimerFunds prototype 401(k) plans). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for OppenheimerFunds prototype 401(k) plans) in shares of one or more OppenheimerFunds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Class A Shares" below.

4. In "How to Buy Shares," the section entitled "Which Class of Shares Should You Choose?" on page 15 is changed by adding a new final sentence to the second paragraph of that section as follows:

        The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

5. Under "How Long Do You Expect to Hold Your Investment?" in "How to Buy Shares" on page 16, the third paragraph replaced by the following:

        For investors who invest $500,000 or more, in most cases Class A shares will be the more advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more for Class B shares from a single investor. For similar reasons, the Distributor normally will not accept purchase orders of $1 million or more for Class C shares from a single investor.

6. In "How to Buy Shares," the first paragraph of the section "Class A Contingent Deferred Sales Charge" on page 18 is amended in its entirety to read as follows:

        There is no initial sales charge on purchases of Class A shares of any one or more of the OppenheimerFunds in the following cases:
            - purchases aggregating $1 million or more, or
            - purchases by an OppenheimerFunds prototype 401(k) plan that: (1) buys shares costing $500,000 or more or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more.

            Shares of any of the OppenheimerFunds that offers only one class of shares that has no designation are considered "Class
        A shares" for this purpose. The Distributor pays dealers of record commissions on those purchases in an amount equal to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on the amount of those purchases in excess of $1 million ($500,000 for purchases by OppenheimerFunds 401(k) prototype plans) that were not previously subject to a front-end sales charge and dealer commission.

7. In "Reduced Sales Charges for Class A Share Purchases" on page 19 the first sentence of the section "Right of Accumulation" is changed to read as follows:

        To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors.

The first two sentences of the second paragraph of that section are revised to read as follows:

            Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other OppenheimerFunds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also count Class A and Class B shares of OppenheimerFunds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold that investment in one of the OppenheimerFunds.

8. The first sentence of the section entitled "Letter of Intent" on page 19 is revised to read as follows:

        Under a Letter of Intent, if you purchase Class A shares or Class A shares and Class B shares of the Fund and other OppenheimerFunds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period.

9. In the section entitled "Waivers of Class A Sales Charges" on page 19, the following changes are made:

The first sentence of the first paragraph is replaced by a new introductory paragraph set forth below and the list of circumstances describing the sales charge waivers follows a new initial sentence:

        - Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

            Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

The introductory phrase preceding the list of sales charge waivers in the second paragraph is replaced by the following:

            Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

A new subsection (d) is added to the first sentence of the second paragraph of that section as follows:

        , or (d) shares purchased and paid for with the proceeds of shares redeemed in the prior 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver.

The third paragraph of that section is revised to read as follows:

            Waivers of the Class A Contingent Deferred Sales Charge. The Class A contingent deferred sales charge does not apply to purchases of Class A shares at net asset value without sales charge as described in the two sections above. It is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
            - for retirement distributions or loans to participants or beneficiaries from qualified retirement plans, deferred compensation plans or other employee benefit plans, including OppenheimerFunds prototype 401(k) plans (these are all referred to as "Retirement Plans"); or
            - to return excess contributions made to Retirement Plans; or
            - to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value; or
            - involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below); or
            - if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase); or
            - for distributions from OppenheimerFunds prototype 401(k) plans for any of the following cases or purposes: (1) following the death or disability (as defined in the Internal Revenue
        Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) hardship withdrawals, as defined in the plan;
        (3) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (4) to meet the minimum distribution requirements of the Internal Revenue Code; (5) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code, or (6) separation from service.

10. The first paragraph of the section entitled "Waivers of Class B Sales Charge" on page 21 is amended by replacing the introductory phrase of that paragraph with the sentences below and adding a new section at the end of that paragraph as follows:

        - Waivers of Class B Sales Charge. The Class B contingent deferred sales charge will not be applied to shares purchased in certain types of transactions nor will it apply to Class B shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

            Waivers for Redemptions of Shares in Certain Cases. The Class B contingent deferred sales charge will be waived for redemptions of shares in the following cases:

        . . . .

        and (5) for distributions from OppenheimerFunds prototype 401(k) plans (1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; or (5) for separation from service.

11. A new final paragraph is added to "Distribution and Service Plan for Class B Shares" on page 22 as follows:

            The Fund's shareholders have adopted a new Distribution and Service Plan for Class B shares to compensate the Distributor for its services and costs in distributing Class B shares and servicing accounts. Under the new plan, the Distributor would be compensated with a fixed fee (0.25% of average annual net assets, which is the maximum rate under the current Plan). Distribution costs in excess of the fee will be borne by the Distributor.

12. A new final paragraph is added to "Distribution and Service Plan for Class C Shares" on page 23 as follows:

            The Fund's shareholders have adopted a new Distribution and Service Plan for Class C shares to compensate the Distributor for its services and costs in distributing Class C shares and servicing accounts. Under the new plan, the Distributor would be compensated with a fixed fee (0.25% of average annual net assets, which is the maximum rate under the current Plan). Distribution costs in excess of the fee will be borne by the Distributor.

13. In the section entitled "Reinvestment Privilege" on page 24, the first three sentences are revised to read as follows:

        If you redeem some or all of your Class A or B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other OppenheimerFunds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A or B shares on which you paid a contingent deferred sales charge when you redeemed them. It does not apply to Class C shares.

14. In the section entitled "Retirement Plans" on page 24, the following is added to the list of plans offered by the Distributor:

        - 401(k) prototype retirement plans for businesses

15.  Under the subheading "Telephone Redemptions Through AccountLink or
By Wire," the last sentence of the second paragraph of that subsection, which appears on page 26, is revised to read: "There is a $10 fee for each Federal Funds wire."

16. Under "Checkwriting" on page 26, the last paragraph in that subsection is deleted.

17. The second and third sentences in the first paragraph of "How To Exchange Shares" on page 26 are deleted.


July 14, 1995                                            PS0855.005

                                 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND
                                   Supplement dated July 14, 1995 to the
               Statement of Additional Information dated February 1, 1995

The Statement of Additional Information is amended as follows:

1. In the section entitled "Letters of Intent" on page 29, the first two sentences of the first paragraph in that section are replaced by the following:

    A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other OppenheimerFunds) during a 13-month period (the "Letter of Intend period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other OppenheimerFunds) that applies under the Right of Accumulation to current purchases of Class A shares.

2. In the section entitled "Letters of Intent" on page 29, a new third paragraph is added as follows:

    For purchases of shares of the Fund and other OppenheimerFunds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

3. In the section entitled "Terms of Escrow That Apply to Letters of Intent" on page 30, item 5 of that section is replaced by the following:

    5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares acquired subject to a contingent deferred sales charge, and
    (c) Class A or B shares acquired in exchange for either (i) Class A shares of one of the other OppenheimerFunds that were acquired subject to a Class A initial or contingent deferred sales charge or
    (ii) Class B shares of one of the other OppenheimerFunds that were acquired subject to a contingent deferred sales charge.

4. In the section entitled "Distributions from Retirement Plans" on page 33, the phrase "401(k) plans" is added after "403(b)(7) custodial plans" in the first sentence, and the third sentence of that section is revised to read as follows:

    Participants (other than self-employed persons maintaining a plan account in their own name) in OppenheimerFunds-sponsored prototype pension, profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their account under those plans.

5. In the section entitled "Special Arrangements for Repurchase of Shares from Dealers and Brokers" on page 34, the last sentence of that section is revised to read as follows:

    Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

6. In the section entitled "How To Exchange Shares" on page 36, the second full paragraph is changed by adding new second and third sentences as follows:

    However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other OppenheimerFunds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege.



July 14, 1995                                            PX0855.002

                                 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

                                                 FORM N-14

                                                  PART C

                                             OTHER INFORMATION

Item 15.  Indemnification

        Reference is made to Article VIII of Registrant's Agreement and Declaration of Trust filed as Exhibit 24(b)(1) to Registrant's
Registration Statement and incorporated herein by reference.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 16.       Exhibits

        (1) Amended and Restated Declaration of Trust dated January 16, 1995: Filed with Registrant's Post-Effective Amendment No. 20, 2/1/95.

        (2) Amended By-Laws as of August, 1990: Previously filed with Post-Effective Amendment No. 8 to Registrant's Registration Statement, 2/1/91, and refiled with Post-Effective Amendment No. 20, filed 2/1/95.

        (3)  Not applicable.

        (4) Agreement and Plan of Reorganization: See Annex A to Part A of this Registration Statement.

        (5) (i) Class A Specimen Share Certificate: Filed with Registrant's Post-Effective Amendment No. 20, 2/1/95, and incorporated herein by reference.

        (ii) Class B Specimen Share Certificate: Filed with Registrant's Post-Effective Amendment No. 20, 2/1/95, and incorporated herein by reference.

        (iii) Class C Specimen Share Certificate: Filed with Registrant's Post-Effective Amendment No. 20, 2/1/95, and incorporated herein by reference.

        (6) Investment Advisory Agreement dated October 22, 1990: Filed with Post-Effective Amendment No. 7 to Registrant's Registration Statement, 12/3/90, refiled with Registrant's Post-Effective Amendment No. 19,
12/2/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

        (7) (i) General Distributor's Agreement dated October 13, 1992, with Oppenheimer Fund Management, Inc.: Filed with Post-Effective
Amendment No. 12 of the Registrant's Registration Statement, 12/2/92, and refiled with Registrant's Post-Effective Amendment No. 19, 12/2/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

           (ii)  Form of Dealer Agreement of Oppenheimer Funds Distributor,
Inc.: Filed with Post-Effective Amendment No. 14 Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

          (iii)  Form of Oppenheimer Funds Distributor, Inc. Broker
Agreement: Filed with Post-Effective Amendment No. 14 Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

           (iv)  Form of Oppenheimer Funds Distributor, Inc. Agency
Agreement: Filed with Post-Effective Amendment No. 14 Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

           (v) Broker Agreement between Oppenheimer Fund Management, Inc. and Newbridge Securities, dated 10/1/86: Previously filed with Post-Effective Amendment No. 25 of Oppenheimer Growth Fund (Reg. No. 2-45272), 11/1/86, refiled with Post-Effective Amendment No. 47 of Oppenheimer Growth Fund (Reg. No. 2-45272), 10/21/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

        (8) Retirement Plan for Non-Interested Trustees or Directors (adopted by Registrant - 6/7/90): Previously filed with Post-Effective Amendment No. 97 of Oppenheimer Fund (Reg. No. 2-14586), 8/30/90, refiled with Post-Effective Amendment No. 45 of Oppenheimer Growth Fund (Reg. No. 2-45272), 8/22/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

        (9) Custodian Agreement dated 6/1/90 with Citibank, N.A.: Filed with Registrant's Post-Effective Amendment No. 8, 2/1/91, refiled with
Registrant's Post-Effective Amendment No. 19, 12/2/94 pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

        (10) (i) Service Plan and Agreement for Class A shares dated 6/22/93 pursuant to Rule 12b-1: Previously filed with Registrant's Post-Effective Amendment No. 16, 1/27/94, and incorporated herein by reference.

             (ii) Distribution and Service Plan and Agreement for Class B shares: Previously filed with Proxy Statement of Registrant on 5/__/__, pursuant to Rule 12b-1.

            (iii) Distribution and Service Plan and Agreement for Class C shares dated 2/1/95: Previously filed with Registrant's Post-Effective Amendment No. 19, 12/2/94, and incorporated herein by reference.

        (11)  Opinion and Consent of Counsel dated February 26, 1986:
Previously filed with Registrant's Registration Statement, and refiled herewith pursuant to Item 102 of Regulation S-T.

        (12) Tax Opinion Relating to the Reorganization: Previously filed with Registrant's N-14 on 6/15/95.

        (13)  Not applicable.

        (14)  Consent of Deloitte & Touche LLP:  Filed herewith.

        (15)  Not applicable.

        (16)  Not applicable

        (17) Declaration of Registrant under Rule 24f-2: Previously filed with Registrant's N-14 on 6/15/95.

        (18)  Powers of Attorney (including certified Board Resolutions):
        Filed with Registrant's Post-Effective Amendment No. 15, 12/3/93, and incorporated herein by reference.

Item 17.     Undertakings

        (1)  Not applicable.

        (2)  Not applicable.

                                                SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver and State of Colorado on the 2nd day of August, 1995.

                                    OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

                                     By: /s/ James C. Swain
                                     ----------------------------------
                                     James C. Swain, Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                          Title                 Date


/s/ James C. Swain                 Chairman of the
- ------------------                  Board of Trustees      August 2, 1995
James C. Swain

/s/ Jon S. Fossel                  Chief Executive
- --------------------                Officer and            August 2, 1995
Jon S. Fossel                      Trustee

/s/ George C. Bowen                Chief Financial
- -------------------                 and Accounting         August 2, 1995
George C. Bowen                    Officer

/s/ Robert G. Avis                  Trustee                August 2, 1995
- ------------------
Robert G. Avis

/s/ William A. Baker                Trustee                August 2, 1995
- --------------------
William A. Baker

/s/ Charles Conrad, Jr.             Trustee                August 2, 1995
- -----------------------
Charles Conrad, Jr.

/s/ Raymond J. Kalinowski           Trustee                August 2, 1995
- -------------------------
Raymond J. Kalinowski

/s/ C. Howard Kast                  Trustee                August 2, 1995
- ------------------
C. Howard Kast

/s/ Robert M. Kirchner              Trustee                August 2, 1995
- ----------------------
Robert M. Kirchner

/s/ Ned M. Steel                    Trustee                August 2, 1995
- ----------------
Ned M. Steel

                                 OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

                                               EXHIBIT INDEX



Exhibit             Description
- -------             -----------

    16(14)          Independent Auditors' Consent